UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wanger International Select

2009 Annual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

  Wanger International Select

  2009 Annual Report

1	Understanding Your Expenses

2	Skill and Luck

4	Performance Review

6	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statement of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

17	Report of Independent Registered Public Accounting Firm

18	Federal Income Tax Information

19	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of December 31, 2009, CWAM manages $27.3 billion in assets and is the investment advisor to Wanger USA, Wanger International, Wanger Select, Wanger International Select (together, the "Columbia Wanger Funds") and the Columbia Acorn Family of Funds.

Columbia Wanger Asset Management, L.P. is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation.

On September 29, 2009, Bank of America Corporation entered into an agreement with Ameriprise Financial, Inc. ("Ameriprise") to sell a portion of the long-term asset management business of Columbia Management Group, LLC, including 100% of CWAM.

The planned acquisition of Columbia Management's long-term asset management business by Ameriprise is subject to federal, state and international regulatory approvals.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus, which contains this and other important information about the Fund, contact your financial advisor or insurance company or contact 1-888-4-WANGER.

An important note: Columbia Wanger Funds are sold only to certain life insurance companies in connection with certain variable annuity contracts, variable life insurance policies and eligible qualified retirement plans.

The views expressed in "Skill and Luck" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International Select 2009 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity product. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.   In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2009 – December 31, 2009

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International Select	1,000.00	1,000.00	1,202.80	1,017.90	8.05	7.37	1.45

*For the six months ended December 31, 2009.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger International Select 2009 Annual Report

Skill and Luck

Research has proven that it is extremely difficult for institutional investors to consistently outperform the stock market. The performance distribution among mutual funds usually looks like a bell shaped curve, with some funds outperforming, many underperforming, and the average fund underperforming its benchmark roughly by its expense ratio. I'm happy to say that the Columbia Wanger Funds have outperformed their benchmarks during many years. But researchers note that there are thousands of mutual funds, and purely random outcomes will lead some funds to outperform. This raises an interesting debate: Do funds that outperform do so due to skill, or due to luck?

We try hard to apply investment skills in managing our Funds. We follow a time-tested approach and have an experienced and highly specialized team of investment professionals picking the stocks in which we invest. However, in order to cover both bases, I decided to also read up on luck. Dr. Richard Wiseman's The Luck Factor1 discusses his research and provides some common sense approaches that may enable people to become luckier.

Wiseman procured hundreds of volunteers, creating one group of people who considered themselves lucky and another who considered themselves unlucky. He tested conventional notions of luck. As one might expect, the lucky group had no apparent psychic ability; their guesses of upcoming lottery numbers were no better than guesses made by the unlucky group. Superstition was not effective either, as the appearance of a black cat vs. a white cat had no impact on results of a coin toss competition.

Instead, Wiseman concluded that people take specific actions that enable them to be lucky and succeed. He provides four principles that induce luck:

1) Maximize your chance opportunities
2) Listen to your lucky hunches
3) Expect good fortune
4) Turn bad luck into good

Though Wiseman does not explicitly mention investing, each principle can be applied in pursuit of successful money management.

Maximizing chance opportunities entails meeting a large number of people and creating networks to obtain information and investment ideas. Being observant and open to new ideas also helps. Successful investments can be discovered inadvertently: years ago I observed long lines and rising prices at parking garages in downtown Chicago and then profitably invested in a parking lot stock. Rather than pursuing information in hope of confirming existing opinions, pursuing unbiased information could induce the sale of an existing stock and purchase of a superior new one.

Listening to lucky hunches requires the use of intuition. Stocks tend to quickly react to information, and acting early, using imperfect information, is indeed an art form. We once had an analyst who tended to act only after obtaining repeated confirmations that company fundamentals had changed. He performed poorly because stocks often moved before he acted. In contrast, we recently successfully invested in a telecommunications stock that appeared likely to rise as an increasing number of Wall Street analysts began following it. Occasionally, we choose not to pursue possible investment opportunities because they simply don't feel right.

The next luck-inducing principle is to expect good fortune. This is consistent with our investment philosophy. We put money into stocks with the expectation that they will make money over time. We tend to expect continued good fortune from our successful investments and, when it makes sense, let our winners run. This has resulted in lower turnover than the industry average for the Columbia Wanger Funds.

We also attempt to turn bad luck into good and pursue an occasional positive side of bad luck. In the 1980s, several of our analysts complained about aggressive foreign competitors hurting companies we held in our flagship retail small-cap fund, Columbia Acorn Fund. The portfolio manager at that time, Ralph Wanger, coined the phrase, "Don't bitch, switch!" and we've owned some foreign stocks in that fund ever since. We've learned that one company's problem may be another company's opportunity, and that the best choice may be to invest in the latter company.

Ben Sherwood's The Survivors Club2 also mentions a few attributes applicable to investing. Situational awareness is a key part of military survival training and is important in investing too. Although many homebuilding stocks looked cheap during the housing bubble, generally avoiding them benefited our shareholders. Likewise, a well-run company may perform well within a highly competitive industry, but its stock could have substantial downside if its management changes or it grows beyond its niche.

As defined by Sherwood, the "incredulity response" occurs when very unusual events

2

Wanger International Select 2009 Annual Report

occur, such as catastrophes. Market meltdowns also appear to qualify. People tend to not believe such an event is happening and become paralyzed. Instead, survivors need to act positively. During a market meltdown, the market becomes extremely risk averse, and pays investors handsomely to take risk. That was true a year ago and we invested in several companies with substantial debt that our analysis indicated would likely survive and flourish. On average, those stocks performed very well for shareholders.

Both authors believe that people can create their own luck. After reading their perspectives, I have to agree. We at Columbia Wanger Asset Management think that creating luck is a skill and that providing above average returns is no random act.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America Corporation and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

1  Wiseman, Richard, The Luck Factor, (New York, New York, Miramax Books/Hyperion 2003).

2  Sherwood, Ben, The Survivors Club, (New York, New York, Grand Central Publishing, 2009).

Also referenced in the writing of this essay was a research paper written by Eugene F. Fama and Kenneth R. French titled, "Luck versus Skill in the Cross Section of Mutual Fund Returns." The paper was originally dated October 2007 and updated in November 2009. It can be found on the Social Science Research Network's website at www.ssrn.com.

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Wanger International Select 2009 Annual Report

Performance Review Wanger International Select

Christopher J. Olson
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

For the year ended December 31, 2009, Wanger International Select had a 32.92% return while its primary benchmark, the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index, was up 38.60%. Having positioned the Fund well for the previous downturn, it lagged over the past year as the markets were boosted by an unprecedented amount of monetary and fiscal stimulus. Our focus for the Fund has been on companies with competitive market positions and business models, longer-term growth prospects and solid balance sheets but these companies were not strong performers during 2009 as investor appetite for risk returned and lower quality stocks rallied. We intend to continue to be manage the Fund following the approach that has resulted in good outperformance relative to its benchmark and peers over the three- and five-year periods.

Naspers was the top contributor to Fund performance for the year, posting a 121% annual gain. Naspers is a media company with assets in South Africa and other emerging markets that has enjoyed strong earnings growth and has benefited from its stake in the rapidly growing Chinese internet company, Tencent. Hexagon, a Swedish manufacturer of measurement equipment, ended the year up 195%. The company's business fundamentals remained robust throughout the recession due to its strong focus on emerging markets where growth has proven to be more stable.

Canada's Pacific Rubiales Energy, an oil production and exploration company with operating assets in Colombia, had the largest return for the year, posting an impressive 697% gain. The stock has benefited from increasing production and new exploration discoveries in Colombia as well as the rebound in oil prices.

Four of the Fund's five worst performing stocks for the period were in Japanese names and included Jupiter Telecommunications, Nintendo, Seven Bank and Daito Trust Construction. Losses in these stocks ranged from 7% to 39%. The Fund sold out of Nintendo midyear and Daito Trust Construction during the first quarter of 2009. The Japanese economy has and continues to suffer from a deflationary environment and declining population. While stocks in Japan are beginning to look interesting from a valuation perspective, the growth outlook remains uncertain, and investors reduced their Japanese holdings over the course of the year to focus on recovery stories in other regions. Cephalon, a U.S. pharmaceutical company, was the other name in the Fund's top five laggards list. Its stock fell 23% in the Fund. Upcoming patent expirations on several of Cephalon's drugs will make way for competition from generics, and potential health care reform in the United States added to uncertainty about its business. The Fund sold out of its position in Cephalon in the fourth quarter.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/09

Naspers	6.5%
Hexagon	2.5
Pacific Rubiales Energy	2.3
Jupiter Telecommunications	2.2
Seven Bank	1.8

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Wanger International Select 2009 Annual Report

Growth of a $10,000 Investment in Wanger International Select

February 1, 1999 (inception date) through December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results may reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through December 31, 2009, to the S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/09

1. Naspers (South Africa) Media in Africa & Other Emerging Markets	6.5%
2. Serco (United Kingdom) Facilities Management	5.1
3. Capita Group (United Kingdom) White Collar, Back Office Outsourcing	3.3
4. NHN (South Korea) South Korea's Largest Online Search Engine	3.2
5. Ascendas REIT (Singapore) Singapore Industrial Property Landlord	3.1
6. Olam International (Singapore) Agriculture Supply Chain Manager	3.0
7. Eldorado Gold (Canada) Gold Miner in Turkey, Greece, China & Brazil	2.8
8. Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	2.7
9. Red Electrica de Espana (Spain) Spanish Power Transmission	2.7
10. Cobham (United Kingdom) Aerospace Components	2.6

Top 5 Countries

As a percentage of net assets, as of 12/31/09

United Kingdom	15.6%
Japan	15.6
Canada	8.3
Singapore	7.0
South Korea	7.0

Results as of December 31, 2009

	4th quarter	1 year
Wanger International Select	4.54%	32.92%
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index*	1.14	38.60
MSCI EAFE Index	2.18	31.78
Lipper Variable Underlying International Growth Funds Index	4.19	35.75

NAV as of 12/31/09: $15.42

* The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 1.24%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements, if any, as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index, the Fund's primary benchmark, is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed market countries within Europe, Australasia and the Far East. The Lipper Variable Underlying International Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying International Growth Funds Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

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Wanger International Select 2009 Annual Report

Wanger International Select

Statement of Investments December 31, 2009

Number of Shares		Value
	Equities – 96.7%
	Europe 38.0%
	United Kingdom – 15.6%
190,000	Serco Facilities Management	$1,615,315
85,000	Capita Group White Collar, Back Office Outsourcing	1,025,254
200,000	Cobham Aerospace Components	806,177
40,000	Intertek Group Testing, Inspection & Certification Services	805,401
25,000	Schroders United Kingdom Top Tier Asset Manager	533,638
118,100	Spice Group United Kingdom Utility Outsourcing	115,291
		4,901,076
	Netherlands – 6.0%
13,540	Fugro Sub-sea Oilfield Services	773,228
20,000	Imtech Electromechanical & ICT Installation & Maintenance	536,713
3,000	Core Laboratories Oil & Gas Reservoir Consulting	354,360
2,700	Smit Internationale Harbor & Offshore Towage & Marine Services	232,429
		1,896,730
	France – 4.4%
7,000	Neopost Postage Meter Machines	578,347
14,900	Eutelsat Fixed Satellite Services	478,046
8,000	Zodiac Aerospace Leading Supplier to the Aerospace Industry	333,853
		1,390,246
	Germany – 3.3%
50,000	Wirecard Online Payment Processing & Risk Management	687,424
14,000	Rhoen-Klinikum Health Care Services	342,424
		1,029,848

Number of Shares		Value
	Spain – 2.7%
15,400	Red Electrica de Espana Spanish Power Transmission	$853,498
	Sweden – 2.5%
53,000	Hexagon Measurement Equipment	778,548
	Switzerland – 1.7%
2,900	Kuehne & Nagel Freight Forwarding/Logistics	280,532
7,000	Bank Sarasin & Cie (a) Private Banking	264,547
		545,079
	Ireland – 0.9%
95,000	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	289,864
	Denmark – 0.9%
2,700	Novozymes Industrial Enzymes	279,962
	Europe – Total	11,964,851
	Asia – 36.8%
	Japan – 15.6%
104,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	863,539
700	Jupiter Telecommunications Largest Cable Service Provider in Japan	693,503
14,900	Benesse Education Service Provider	623,092
51,900	Rohto Pharmaceutical Health & Beauty Products	597,367
290	Seven Bank ATM Processing Services	575,976
80	Orix JREIT Diversified REIT	397,595
44,000	Nomura Holdings Brokerage, Dealing, Underwriting & Asset Management	324,261
13,000	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	311,905

See accompanying notes to financial statements.
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Wanger International Select 2009 Annual Report

Wanger International Select

Statement of Investments December 31, 2009

Number of Shares		Value
	Japan – 15.6% (cont)
37,000	Kamigumi Port Cargo Handling & Logistics	$268,855
27,000	Suruga Bank Regional Bank	234,198
		4,890,291
	Singapore – 7.0%
620,000	Ascendas REIT Singapore Industrial Property Landlord	970,946
500,000	Olam International Agriculture Supply Chain Manager	936,389
50,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	294,737
		2,202,072
	South Korea – 7.0%
6,000	NHN (a) South Korea's Largest Online Search Engine	990,757
3,900	MegaStudy Online Education Service Provider	799,096
12,500	Woongjin Coway South Korean Household Appliance Rental Service Provider	412,128
		2,201,981
	China – 4.8%
284,600	Zhaojin Mining Industry Gold Mining & Refining in China	561,352
543,000	Jiangsu Expressway Chinese Toll Road Operator	483,075
143,500	Shandong Weigao Vertically Integrated Hospital Consumable Manufacturer	476,588
		1,521,015
	Hong Kong – 2.4%
35,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	623,084
40,400	Lifestyle International Mid to High-end Department Store Operator in Hong Kong & China	74,934

Number of Shares		Value
470,714	NagaCorp Casino/Entertainment Complex in Cambodia	$52,002
		750,020
	Asia – Total	11,565,379
	Other Countries – 21.9%
	Canada – 8.3%
61,050	Eldorado Gold (a) Gold Miner in Turkey, Greece, China & Brazil	870,934
50,000	Pacific Rubiales Energy (a) Oil Production & Exploration in Colombia	738,634
6,000	Potash Corp. of Saskatchewan World's Largest Producer of Potash	651,000
12,900	CCL Industries Leading Global Label Manufacturer	348,448
		2,609,016
	South Africa – 6.5%
50,000	Naspers Media in Africa & Other Emerging Markets	2,029,055
	United States – 4.6%
4,700	Diamond Offshore Offshore Drilling Contractor	462,574
7,000	Oceaneering International (a) Provider of Sub-sea Services & Manufactured Products	409,640
7,000	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	341,740
6,500	Atwood Oceanics (a) Offshore Drilling Contractor	233,025
		1,446,979
	Australia – 1.5%
38,000	United Group Engineering & Facilities Management	483,867
	Israel – 1.0%
25,000	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	326,414
	Other Countries – Total	6,895,331
Total Equities (Cost: $23,833,338) – 96.7%		30,425,561

See accompanying notes to financial statements.
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Wanger International Select 2009 Annual Report

Wanger International Select

Statement of Investments December 31, 2009

Number of Shares or Principal Amount		Value
	Exchange Traded Fund 1.0%
25,000	iShares MSCI Taiwan Index Fund	$324,250
	Taiwan Exchange Traded Fund
	Total Exchange Traded Fund (Cost: $249,340)	324,250
Short-Term Obligation – 2.5%
	Repurchase Agreement – 2.5%
$771,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/09, due 1/04/10 at 0.00%, collateralized by a U.S. Treasury obligation, maturing 3/18/10, market value $789,921 (repurchase proceeds $771,000)	771,000
	Total Short-Term Obligation (Cost: $771,000)	771,000
Total Investments (Cost: $24,853,678) – 100.2% (b)(c)		31,520,811
Cash and Other Assets Less Liabilities – (0.2)%		(66,689)
Total Net Assets – 100.0%		$31,454,122

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  On December 31, 2009, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$5,105,825	16.2
British Pound	4,901,076	15.6
Japanese Yen	4,890,291	15.6
U.S. Dollar	3,547,589	11.3
Hong Kong Dollar	2,271,035	7.2
Singapore Dollar	2,202,072	7.0
South Korean Won	2,201,981	7.0
South African Rand	2,029,055	6.5
Canadian Dollar	1,958,016	6.2
Other currencies less than 5% of total net assets	2,413,871	7.6
Cash and other assets less liabilities	(66,689)	(0.2)
	$31,454,122	100.0

(c)  At December 31, 2009, for federal income tax purposes, the cost of investments was $25,309,623, and net unrealized appreciation was $6,211,188, consisting of gross unrealized appreciation of $7,064,206 and gross unrealized depreciation of $853,018.

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$354,360	$11,610,491	$—	$11,964,851
Asia	—	11,565,379	—	11,565,379
Other Countries	4,055,995	2,839,336	—	6,895,331
Total Equities	$4,410,355	$26,015,206	$—	$30,425,561
Total Exchange Traded Fund	324,250	—	—	324,250
Total Short-Term Obligation	—	771,000	—	771,000
Total Investments	$4,734,605	$26,786,206	$—	$31,520,811

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.
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Wanger International Select 2009 Annual Report

Wanger International Select

Portfolio Diversification December 31, 2009

At December 31, 2009, the Fund's portfolio investments as a percentage of net assets was diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Outsourcing Services	$3,692,249	11.7
Other Industrial Services	2,440,366	7.8
Industrial Materials & Specialty Chemicals	1,469,915	4.7
Electrical Components	806,177	2.6
Machinery	578,347	1.8
	8,987,054	28.6
Information
TV Broadcasting	2,029,055	6.5
Financial Processors	1,605,245	5.1
Internet Related	990,757	3.1
Instrumentation	778,548	2.5
CATV	693,503	2.2
Satellite Broadcasting & Services	478,046	1.5
	6,575,154	20.9
Energy & Minerals
Mining	2,437,646	7.8
Oil Services	1,878,467	6.0
Oil & Gas Producers	738,634	2.3
	5,054,747	16.1
Consumer Goods & Services
Other Consumer Services	1,909,250	6.0
Nondurables	945,815	3.0
Retail	311,905	1.0
Casinos & Gaming	52,002	0.2
	3,218,972	10.2

	Value	Percentage of Net Assets
Other Industries
Real Estate	$1,368,541	4.4
Transportation	984,359	3.1
Regulated Utilities	853,498	2.7
	3,206,398	10.2
Finance
Brokerage & Money Management	1,122,446	3.5
Banks	810,174	2.6
	1,932,620	6.1
Health Care
Medical Equipment & Devices	818,328	2.6
Health Care Services	342,424	1.1
Pharmaceuticals	289,864	0.9
	1,450,616	4.6
Total Equities	30,425,561	96.7
Exchange Traded Fund	324,250	1.0
Short-Term Obligation	771,000	2.5
Total Investments	31,520,811	100.2
Cash and Other Assets Less Liabilities	(66,689)	(0.2)
Net Assets	$31,454,122	100.0

See accompanying notes to financial statements.
9

Wanger International Select 2009 Annual Report

Statement of Assets and Liabilities
December 31, 2009

Assets:
Investments, at cost	$24,853,678
Investments, at value	$31,520,811
Cash	116
Receivable for:
Investments sold	662
Fund shares sold	30,282
Dividends receivable	30,519
Foreign tax reclaims	1,512
Other assets	202
Total Assets	31,584,104
Liabilities:
Expense reimbursement due to investment advisor	10,092
Payable for:
Investments purchased	14,473
Fund shares repurchased	35,657
Investment advisory fee	25,043
Administration fee	1,332
Transfer agent fee	15
Trustees' fees	2
Audit fee	15,370
Custody fee	6,100
Reports to shareholders	10,425
Chief compliance officer expenses	79
Trustees' deferred compensation plan	10,136
Other liabilities	1,258
Total Liabilities	129,982
Net Assets	$31,454,122
Composition of Net Assets:
Paid-in capital	$33,835,883
Overdistributed net investment income	(77,609)
Accumulated net realized loss	(8,970,563)
Net unrealized appreciation (depreciation) on:
Investments	6,667,133
Foreign currency translations	(722)
Net Assets	$31,454,122
Fund Shares Outstanding	2,039,608
Net asset value, offering price and redemption price per share	$15.42

Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Dividends (net foreign taxes withheld of $51,156)	$621,815
Interest income	479
Securities lending income	21
Total Investment Income	622,315
Expenses:
Investment advisory fee	266,056
Administration fee	14,152
Transfer agent fee	169
Trustees' fees	5,688
Custody fee	63,568
Reports to shareholders	26,758
Audit fee	24,101
Chief compliance officer expenses (See Note 4)	1,320
Other expenses (See Note 5)	18,451
Total Expenses	420,263
Fees waived or expenses reimbursed by investment advisor	(9,931)
Custody earnings credit	— *
Net Expenses	410,332
Net Investment Income	211,983
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	(3,478,003)
Foreign currency transactions	32,252
Net realized loss	(3,445,751)
Net change in unrealized appreciation (depreciation) on:
Investments	11,083,357
Foreign currency translations	(2,604)
Net change in unrealized appreciation (depreciation)	11,080,753
Net Gain	7,635,002
Net Increase in Net Assets from Operations	$7,846,985

*  Rounds to less than $1.

See accompanying notes to financial statements.
10

Wanger International Select 2009 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$211,983	$566,145
Net realized loss on investments and foreign currency transactions	(3,445,751)	(5,479,558)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	11,080,753	(22,161,534)
Net Increase (Decrease) in Net Assets from Operations	7,846,985	(27,074,947)
Distributions to Shareholders:
From net investment income	(867,446)	(215,563)
From net realized gains	—	(14,461,904)
Total Distributions to Shareholders	(867,446)	(14,677,467)
Share Transactions:
Subscriptions	1,881,562	4,503,145
Distributions reinvested	867,446	14,677,467
Redemptions	(7,878,859)	(21,308,289)
Net Decrease from Share Transactions	(5,129,851)	(2,127,677)
Total Increase (Decrease) in Net Assets	1,849,688	(43,880,091)
Net Assets:
Beginning of period	29,604,434	73,484,525
End of period	$31,454,122	$29,604,434
Undistributed/(overdistributed) net investment income at end of period	$(77,609)	$544,737

See accompanying notes to financial statements.
11

Wanger International Select 2009 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.01		$28.07	$26.62	$19.63	$17.19
Income from Investment Operations:
Net investment income (a)	0.10		0.21	0.10	0.11	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	3.71		(10.31)	4.92	6.94	2.66
Total from Investment Operations	3.81		(10.10)	5.02	7.05	2.79
Less Distributions to Shareholders:
From net investment income	(0.40)		(0.09)	(0.21)	(0.06)	(0.35)
From net realized gains	—		(5.87)	(3.36)	—	—
Total Distributions to Shareholders	(0.40)		(5.96)	(3.57)	(0.06)	(0.35)
Net Asset Value, End of Period	$15.42		$12.01	$28.07	$26.62	$19.63
Total Return (b)	32.92	%(c)	(44.35)%	21.78%	36.00%	16.43	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.45%		1.24%	1.18%	1.19%	1.32%
Net investment income (d)	0.75%		1.10%	0.37%	0.47%	0.76%
Waiver/Reimbursement	0.04%		—	—	—	0.00	%(e)
Portfolio turnover rate	62%		68%	69%	61%	48%
Net assets, end of period (000s)	$31,454		$29,604	$73,485	$62,594	$44,026

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
12

Wanger International Select 2009 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International Select (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

On September 29, 2009, Bank of America Corporation, the indirect parent company of Columbia Wanger Asset Management, L.P. ("CWAM"), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC ("Columbia Management") to Ameriprise Financial, Inc. The transaction ("Transaction") includes a sale of CWAM. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 18, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's valuation committee that rely on significant observable inputs are also included in level 2. Typical level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

13

Wanger International Select 2009 Annual Report

Notes to Financial Statements, continued

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's advisor, CWAM, does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2009 by the Fund is included in the Statement of Operations. There were no loans outstanding on December 31, 2009.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and passive foreign investment companies ("PFIC") adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$33,117	$(33,117)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary Income*	$867,446	$3,006,152
Long-Term Capital Gains	—	11,671,315

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$230,735	$—	$6,211,188

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$2,630,085
2017	5,996,635
Total	8,626,720

14

Wanger International Select 2009 Annual Report

Notes to Financial Statements, continued

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October capital losses of $196,242 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment advisory agreement, management fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.89%

For the year ended December 31, 2009, the Fund's effective investment advisory fee rate was 0.94% of average daily net assets.

Through April 30, 2010, CWAM will reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.45% of average daily net assets on an annualized basis. For the year ended December 31, 2009, the Fund was reimbursed $9,931.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates.

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2009, the Fund's effective administration fee rate was 0.05% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of BOA, the responsibility for certain administrative services.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation from the Fund for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per account. . The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

During the year ended December 31, 2009, the Fund did not engage in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 0.750%. In addition, a commitment fee of 0.12% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2009. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2010.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	143,216	246,505
Shares issued in reinvestment of dividend distributions	77,552	740,912
Less shares redeemed	(645,637)	(1,140,778)
Net decrease in shares outstanding	(424,869)	(153,361)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2009 were $17,026,842 and $22,561,564, respectively.

8.  Legal Proceedings

CWAM, Columbia Acorn Trust, (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the

15

Wanger International Select 2009 Annual Report

Notes to Financial Statements, continued

federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of that fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value (NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Funds and CWAM intend to defend these suits vigorously. CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Fund.

16

Wanger International Select 2009 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International Select:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2010

17

Wanger International Select 2009 Annual Report

Federal Income Tax Information (Unaudited)

Foreign taxes paid during the fiscal year ended December 31, 2009 of $51,156 are expected to be passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $621,168 ($0.30 per share) for the fiscal year ended December 31, 2009.

12.12% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009, qualified for the corporate dividends received deduction.

18

Wanger International Select 2009 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee may serve a term of unlimited duration. The Trust's bylaws generally require that trustees retire at the end of the calendar year in which they attain 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust and each of the six series of Columbia Acorn Trust.

The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606. The Fund's Statement of Additional Information includes additional information about the Fund's trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-WANGER (888-492-6437)

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2009	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 44, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director–Investment Banking, J.P. Morgan Chase & Co. (broker/ dealer) 2002-2007.	10	Columbia Acorn Trust.

Michelle L. Collins, 49, Trustee	2008	President, Cambium LLC (financial advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Columbia Acorn Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer).

Maureen M. Culhane, 61, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment advisor), 2005-2007, and Vice President (Consultant)-Strategic Relationship Management, Goldman Sachs AG, 1999-2005.	10	Columbia Acorn Trust.

Margaret M. Eisen, 56, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	10	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) (until June 2009).

Jerome Kahn, Jr., 75, (1) Trustee	1987	Portfolio manager and stock analyst; formerly, President, William Harris Investors, Inc. (investment advisor).	10	Columbia Acorn Trust.

Steven N. Kaplan, 50, Trustee and Vice Chairman of the Board	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

19

Wanger International Select 2009 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2009	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
David C. Kleinman, 74, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Columbia Acorn Trust; Sonic Foundry, Inc. (rich media systems and software).

Allan B. Muchin, 73, Trustee	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust.

James A. Star, 48, Trustee and Chairman of the Board	2006	President, Longview Asset Management LLC (investment advisor) since 2003; Director, Traush Industries (privately-owned manufacturer of refrigeration parts and products).	10	Columbia Acorn Trust.

John A. Wing, 74, Trustee	2002	Partner, Dancing Lion Partners (investment firm); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly, Chairman of the Board and Chief Executive Officer, ABN-AMRO Inc. (formerly named The Chicago Corporation, a financial services firm) and Chief Executive Officer, Market Liquidity Network, LLC.	10	Columbia Acorn Trust; First Chicago Bank and Trust; First Chicago Bancorp.

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 56, Trustee and President (2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors since 1978.	10	Columbia Acorn Trust.

Ralph Wanger, 75, Trustee (3)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	10	Columbia Acorn Trust.

Officers of Wanger Advisors Trust:

Ben Andrews, 43, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	10	None.

Michael G. Clarke, 40, Assistant Treasurer	2004	Senior Vice President and Chief Financial Officer of certain Columbia Funds since January 2009; Treasurer of certain Columbia Funds from June 2008 to January 2009; Deputy Treasurer of certain Columbia Funds since June 2008; Chief Accounting Officer and Assistant Treasurer, the Columbia Funds, October 2004 to May 2008; Director of Fund Administration, Columbia Management Advisors, LLC, since January 2006; Managing Director, Columbia Management Advisors, LLC, September 2004-December 2005.	10	None.

Jeffrey Coleman, 40, Assistant Treasurer	2006	Treasurer of certain Columbia Funds since June 2008; Director of Fund Administration, CWAM, since January 2006; Fund Controller, CWAM or its predecessors, October 2004-January 2006.	10	None.

P. Zachary Egan, 41, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None.

20

Wanger International Select 2009 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2009	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Peter T. Fariel, 52, Assistant Secretary	2006	Associate General Counsel, Bank of America Corporation, since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None.

John Kunka, 39, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005-May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None.

Joseph C. LaPalm, 40, Vice President	2006	Chief Compliance Officer, CWAM, since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None.

Bruce H. Lauer, 52, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Funds, PLC.	10	None.

Louis J. Mendes III, 45, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	10	None.

Robert A. Mohn, 48, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None.

Christopher J. Olson, 45, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None.

Robert P. Scales, 57, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None.

Linda Roth-Wiszowaty, 40, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None.

(1)  Mr. Kahn retired at the end of calendar year 2009.

(2)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(3)  Mr. Wanger is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because, as of December 31, 2009, he owned securities issued by a controlling person of CWAM and was a consultant to CWAM within the most recently completed five fiscal years.

21

Wanger International Select 2009 Annual Report

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Wanger International Select 2009 Annual Report

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24

Wanger International Select 2009 Annual Report

Columbia Wanger Funds

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member FINRA and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Wanger Asset Management, L.P. ("CWAM") is an SEC-registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiafunds.com approximately 30 days after each month end.

25

Columbia Wanger Funds

0L2568A

SHC-42/30327-1209 10/Q0P244

Wanger International

2009 Annual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

  Wanger International

  2009 Annual Report

1	Understanding Your Expenses

2	Skill and Luck

4	Performance Review

6	Statement of Investments

15	Statement of Assets and Liabilities

15	Statement of Operations

16	Statement of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Federal Income Tax Information

25	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of December 31, 2009, CWAM manages $27.3 billion in assets and is the investment advisor to Wanger USA, Wanger International, Wanger Select, Wanger International Select (together, the "Columbia Wanger Funds") and the Columbia Acorn Family of Funds.

Columbia Wanger Asset Management, L.P. is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation.

On September 29, 2009, Bank of America Corporation entered into an agreement with Ameriprise Financial, Inc. ("Ameriprise") to sell a portion of the long-term asset management business of Columbia Management Group, LLC, including 100% of CWAM.

The planned acquisition of Columbia Management's long-term asset management business by Ameriprise is subject to federal, state and international regulatory approvals.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus, which contains this and other important information about the Fund, contact your financial advisor or insurance company or contact 1-888-4-WANGER.

An important note: Columbia Wanger Funds are sold only to certain life insurance companies in connection with certain variable annuity contracts, variable life insurance policies and eligible qualified retirement plans.

The views expressed in "Skill and Luck" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International 2009 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity product. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2009 – December 31, 2009

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	1,246.40	1,020.01	5.83	5.24	1.03

*For the six months ended December 31, 2009.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Wanger International 2009 Annual Report

Skill and Luck

Research has proven that it is extremely difficult for institutional investors to consistently outperform the stock market. The performance distribution among mutual funds usually looks like a bell shaped curve, with some funds outperforming, many underperforming, and the average fund underperforming its benchmark roughly by its expense ratio. I'm happy to say that the Columbia Wanger Funds have outperformed their benchmarks during many years. But researchers note that there are thousands of mutual funds, and purely random outcomes will lead some funds to outperform. This raises an interesting debate: Do funds that outperform do so due to skill, or due to luck?

We try hard to apply investment skills in managing our Funds. We follow a time-tested approach and have an experienced and highly specialized team of investment professionals picking the stocks in which we invest. However, in order to cover both bases, I decided to also read up on luck. Dr. Richard Wiseman's The Luck Factor1 discusses his research and provides some common sense approaches that may enable people to become luckier.

Wiseman procured hundreds of volunteers, creating one group of people who considered themselves lucky and another who considered themselves unlucky. He tested conventional notions of luck. As one might expect, the lucky group had no apparent psychic ability; their guesses of upcoming lottery numbers were no better than guesses made by the unlucky group. Superstition was not effective either, as the appearance of a black cat vs. a white cat had no impact on results of a coin toss competition.

Instead, Wiseman concluded that people take specific actions that enable them to be lucky and succeed. He provides four principles that induce luck:

1) Maximize your chance opportunities
2) Listen to your lucky hunches
3) Expect good fortune
4) Turn bad luck into good

Though Wiseman does not explicitly mention investing, each principle can be applied in pursuit of successful money management.

Maximizing chance opportunities entails meeting a large number of people and creating networks to obtain information and investment ideas. Being observant and open to new ideas also helps. Successful investments can be discovered inadvertently: years ago I observed long lines and rising prices at parking garages in downtown Chicago and then profitably invested in a parking lot stock. Rather than pursuing information in hope of confirming existing opinions, pursuing unbiased information could induce the sale of an existing stock and purchase of a superior new one.

Listening to lucky hunches requires the use of intuition. Stocks tend to quickly react to information, and acting early, using imperfect information, is indeed an art form. We once had an analyst who tended to act only after obtaining repeated confirmations that company fundamentals had changed. He performed poorly because stocks often moved before he acted. In contrast, we recently successfully invested in a telecommunications stock that appeared likely to rise as an increasing number of Wall Street analysts began following it. Occasionally, we choose not to pursue possible investment opportunities because they simply don't feel right.

The next luck-inducing principle is to expect good fortune. This is consistent with our investment philosophy. We put money into stocks with the expectation that they will make money over time. We tend to expect continued good fortune from our successful investments and, when it makes sense, let our winners run. This has resulted in lower turnover than the industry average for the Columbia Wanger Funds.

We also attempt to turn bad luck into good and pursue an occasional positive side of bad luck. In the 1980s, several of our analysts complained about aggressive foreign competitors hurting companies we held in our flagship retail small-cap fund, Columbia Acorn Fund. The portfolio manager at that time, Ralph Wanger, coined the phrase, "Don't bitch, switch!" and we've owned some foreign stocks in that fund ever since. We've learned that one company's problem may be another company's opportunity, and that the best choice may be to invest in the latter company.

Ben Sherwood's The Survivors Club2 also mentions a few attributes applicable to investing. Situational awareness is a key part of military survival training and is important in investing too. Although many homebuilding stocks looked cheap during the housing bubble, generally avoiding them benefited our shareholders. Likewise, a well-run company may perform well within a highly competitive industry, but its stock could have substantial downside if its management changes or it grows beyond its niche.

Wanger International 2009 Annual Report

As defined by Sherwood, the "incredulity response" occurs when very unusual events occur, such as catastrophes. Market meltdowns also appear to qualify. People tend to not believe such an event is happening and become paralyzed. Instead, survivors need to act positively. During a market meltdown, the market becomes extremely risk averse, and pays investors handsomely to take risk. That was true a year ago and we invested in several companies with substantial debt that our analysis indicated would likely survive and flourish. On average, those stocks performed very well for shareholders.

Both authors believe that people can create their own luck. After reading their perspectives, I have to agree. We at Columbia Wanger Asset Management think that creating luck is a skill and that providing above average returns is no random act.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America Corporation and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

1  Wiseman, Richard, The Luck Factor, (New York, New York, Miramax Books/Hyperion 2003).

2  Sherwood, Ben, The Survivors Club, (New York, New York, Grand Central Publishing, 2009).

Also referenced in the writing of this essay was a research paper written by Eugene F. Fama and Kenneth R. French titled, "Luck versus Skill in the Cross Section of Mutual Fund Returns." The paper was originally dated October 2007 and updated in November 2009. It can be found on the Social Science Research Network's website at www.ssrn.com.

Wanger International 2009 Annual Report

Performance Review Wanger International

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and most recent month-end performance update, please call 1-888-4-WANGER.

Wanger International ended the annual period up 49.78%, trailing its primary benchmark, the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index, by 5.71%. While a nearly 50% annual return is both pleasing and rare, it follows a 45.60% absolute loss in the prior year. We realize that we have still not returned to the Fund's 2008 highs. Across most markets, share price performance was negatively correlated with size as smaller-capitalized stocks outperformed their larger brethren.

We manage Wanger International with the intention of holding Fund investments for three- to five-years, which is relatively long among international small-cap managers. We believe Fund performance should be considered in this context. Fund three- and five-year average annual returns were -1.77% and 9.58%, respectively. Both results remain ahead of Fund benchmarks and peer averages.

Much has been written in the financial press about the equity market's return from the precipice after a difficult January and February in 2009. We will not reproduce that discussion here, other than to note that the market rebound generally played out in a fashion consistent with a sudden subsidence of risk aversion across the board. The riskiest equities, including illiquid micro-caps, highly indebted companies and emerging market stocks, led the charge upward. In contrast, lower-risk markets such as Japan, where stocks are cheap, balance sheets overcapitalized and growth expectations generally too anemic to provide cause for disappointment, barely moved. Japanese small- to mid-cap stocks rose a mere 5.6% in U.S. dollar terms in 2009. In this context, it is interesting to look at the winning and losing stocks in the Fund whose performance cannot be explained by changes in how risk is priced alone. This highlights where stock picking matters.

Standouts on the upside in the Fund's portfolio included Naspers and Wacom. Naspers is a misunderstood South African-listed media company. With a dominant pay TV franchise in sub-Saharan Africa and a large stake in Tencent, a Hong Kong-listed internet service provider and gaming company targeting the Chinese market, many investors have been unsure how to analyze the company. Our colleague Fritz Kaegi ferreted out this South African company, which more than doubled in the year and is now the Fund's largest position. Wacom is a Japanese technology company that jumped 157% in 2009 when demand for its pen tablet for professional and consumer applications proved resilient in a weak IT market. The company's new multi-finger touch screen for PCs also has a chance of playing an important role in the next generation of PC user interfaces.

On the downside, the Fund sold its investment in ING Bank Slaski at a 52% loss for the year after wrongly judging that the Polish government would intervene in the currency market. This intervention would have let corporations off the hook on costly forward contracts they held with Polish banks. Japanese cash machine network operator, Seven Bank, which operates ATMs at convenience stores, fell 47% during the annual period as investors worried that deflation expectations and weak consumer spending would reduce cash withdrawals and new consumer finance regulations would constrain high margin lending on ATM cards.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/09

Naspers	1.8%
Seven Bank	0.5
Wacom	0.4

Wanger International 2009 Annual Report

Growth of a $10,000 Investment in Wanger International

May 3, 1995 (inception date) through December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results may reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through December 31, 2009, to the S&P Global Ex-U.S. Between $500 Million and $5 Billion Index with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/09

1. Naspers (South Africa) Media in Africa & Other Emerging Markets	1.8%
2. Olam International (Singapore) Agriculture Supply Chain Manager	1.5
3. Serco (United Kingdom) Facilities Management	1.3
4. Eldorado Gold (Canada) Gold Miner in Turkey, Greece, China & Brazil	1.3
5. Localiza Rent A Car (Brazil) Car Rental	1.3
6. Hexagon (Sweden) Measurement Equipment	1.3
7. Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.2
8. Imtech (Netherlands) Electromechanical & ICT Installation & Maintenance	1.2
9. Suzano (Brazil) Brazilian Pulp & Paper Producer	1.1
10. ShawCor (Canada) Oil & Gas Pipeline Products	1.1

Top 5 Countries

As a percentage of net assets, as of 12/31/09

Japan	15.4%
United Kingdom	7.6
Netherlands	6.8
China	6.0
Singapore	4.9

Results as of December 31, 2009

	4th quarter	1 year
Wanger International	4.13%	49.78%
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index*	3.46	55.49
MSCI EAFE Index	2.18	31.78
Lipper Variable Underlying International Core Funds Index	2.20	28.37

NAV as of 12/31/09: $29.68

* The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 1.02%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements, if any, as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P Global Ex-U.S. Between $500 Million and $5 Billion Index, the Fund's primary benchmark, is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. The Lipper Variable Underlying International Core Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying International Core Funds Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Wanger International 2009 Annual Report

Wanger International

Statement of Investments December 31, 2009

Number of Shares		Value
	Equities – 97.2%
	Asia – 39.3%
	Japan – 15.4%
2,171,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	$18,026,375
10,200	Jupiter Telecommunications Largest Cable Service Provider in Japan	10,105,335
4,100	Nippon Residential Investment Residential REIT	9,962,081
155,500	Point Apparel Specialty Retailer	8,681,561
1,084,000	Kamigumi Port Cargo Handling & Logistics	7,876,719
1,570	Orix JREIT Diversified REIT	7,802,808
212,000	Ibiden Electronic Parts & Ceramics	7,550,129
649,000	Rohto Pharmaceutical Health & Beauty Products	7,469,963
332,000	Glory Currency Handling Systems & Related Equipment	7,341,813
3,600	Seven Bank ATM Processing Services	7,150,052
502,000	Aeon Delight Facility Maintenance & Management	7,105,512
197,000	Makita Power Tools	6,703,094
1,400	Osaka Securities Exchange Osaka Securities Exchange	6,638,254
240,000	Kintetsu World Express Airfreight Logistics	6,223,785
317,000	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	6,134,348
630,400	Asics Footwear & Apparel	5,644,130
1,080	Nippon Accommodations Fund Residential REIT	5,629,784
326,000	Ushio Industrial Light Sources	5,427,112
2,500	Wacom Computer Graphic Illustration Devices	5,411,541
1,020	Fukuoka Diversified REIT in Fukuoka	5,321,308

Number of Shares		Value
160,000	Olympus Medical Equipment (Endoscopes) & Cameras	$5,141,034
214,000	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	5,134,432
255,000	Daiseki Waste Disposal & Recycling	5,134,204
584,000	Suruga Bank Regional Bank	5,065,611
62,000	Nakanishi Dental Tools & Machinery	4,926,680
194,000	Miura Industrial Boiler	4,897,222
219,900	Torishima Pump Manufacturing Industrial Pump for Power Generation & Water Supply Systems	4,753,536
195,000	Hamamatsu Photonics Optical Sensors for Medical & Industrial Applications	4,709,693
99,400	Benesse Education Service Provider	4,156,737
115,000	Tsumura Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)	3,703,930
111,500	Unicharm PetCare Pet Food & Pet Toiletries	3,409,903
1,019,000	Chuo Mitsui Trust Holdings Trust Bank	3,400,966
850	Kakaku.com Online Price Comparison Services for Consumers	3,300,248
262,000	Zenrin Map Content Publisher	3,020,921
110,000	Icom Two Way Radio Communication Equipment	2,358,692
210,000	Tamron Camera Lens Maker	2,120,778
39,000	Toyo Tanso Carbon & Graphite Products for Industrial Use	1,879,099
670	Start Today Online Apparel Mall	1,220,067
68,500	As One Scientific Supplies Distributor	1,194,359
		221,733,816

See accompanying notes to financial statements.

Wanger International 2009 Annual Report

Wanger International

Statement of Investments December 31, 2009

Number of Shares		Value
	China – 6.0%
3,333,000	China Yurun Food Meat Processor in China	$9,835,947
130,000	New Oriental China's Largest Private Education Service Provider
10,482,000	Jiangsu Expressway Chinese Toll Road Operator	9,325,216
80,000,000	RexLot Holdings Lottery Equipment Supplier in China	8,930,534
9,388,400	China Green Chinese Fruit & Vegetable Grower & Processor	8,886,582
245,500	Mindray – ADR (b) Medical Device Manufacturer	8,327,360
3,867,200	Zhaojin Mining Industry Gold Mining & Refining in China	7,627,755
2,000,000	Shandong Weigao Vertically Integrated Hospital Consumable Manufacturer	6,642,344
5,183,000	Sino Ocean Land Property Developer in China	4,747,359
4,373,000	Wasion Group Electronic Power Meter Total Solution Provider	4,524,912
8,217,000	China Communication Services China's Telecom Infrastructure Service Provider	4,018,677
335,000	VisionChina Media – ADR (a) Advertising on Digital Screens in China's Mass Transit System	3,658,200
4,580,000	Fu Ji Food & Catering Services (a)(c) Food Catering Service Provider in China	47,257
		86,401,443
	Singapore – 4.9%
11,400,000	Olam International Agriculture Supply Chain Manager	21,349,660
2,330,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	13,734,733
23,000,000	Mapletree Logistics Trust Asian Logistics Landlord	12,816,887

Number of Shares		Value
10,000,000	CDL Hospitality Trust Hotel Owner/Operator	$12,300,794
7,000,000	Ascendas REIT Singapore Industrial Property Landlord	10,962,298
		71,164,372
	India – 3.9%
334,385	Asian Paints India's Largest Paint Company	12,822,555
667,800	Jain Irrigation Systems Agricultural Micro-irrigation Systems & Food Processing	12,547,836
150,000	Housing Development Finance Indian Mortgage Lender	8,645,124
731,017	Shriram Transport Finance Truck Financing in India	7,577,929
517,000	Mundra Port & Special Economic Zone Indian West Coast Shipping Port	6,114,355
294,700	Educomp Solutions Multimedia Educational Content	4,482,773
443,000	Patel Engineering Civil Engineering & Construction	4,254,639
		56,445,211
	South Korea – 3.4%
81,000	NHN (a) South Korea's Largest Online Search Engine	13,375,221
59,500	MegaStudy Online Education Service Provider	12,191,339
296,000	Woongjin Coway South Korean Household Appliance Rental Service Provider	9,759,179
124,000	Mirae Asset Securities South Korean Largest Diversified Financial Company	6,889,645
98,000	Taewoong Niche Custom Forging	6,270,771
		48,486,155
	Taiwan – 2.9%
18,332,000	Yuanta Financial Holdings Financial Holding Company in Taiwan	13,361,071

See accompanying notes to financial statements.

Wanger International 2009 Annual Report

Wanger International

Statement of Investments December 31, 2009

Number of Shares		Value
	Taiwan – 2.9% (cont)
3,048,680	Everlight Electronics LED Packager	$11,368,998
1,893,000	Simplo Technology World's Largest Notebook Battery Pack Supplier	11,159,553
492,800	Formosa International Hotels Hotel, Food & Beverage Operation & Hospitality Management Services	6,315,387
		42,205,009
	Hong Kong – 2.1%
825,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	14,686,981
7,437,800	Lifestyle International Mid to High-end Department Store Operator in Hong Kong & China	13,795,651
10,024,512	NagaCorp Casino/Entertainment Complex in Cambodia	1,107,447
		29,590,079
	Indonesia – 0.7%
25,000,000	Perusahaan Gas Negara Gas Distributor & Pipeline Operator	10,324,954
	Total Asia	566,351,039
	Europe – 37.8%
	United Kingdom – 7.6%
2,200,000	Serco Facilities Management	18,703,649
1,060,000	Capita Group White Collar, Back Office Outsourcing	12,785,526
610,000	Intertek Group Testing, Inspection & Certification Services	12,282,361
485,000	Schroders United Kingdom Top Tier Asset Manager	10,352,579
3,000,000	Charles Taylor (d) Insurance Services	10,172,975
2,230,000	Cobham Aerospace Components	8,988,876
185,000	Chemring Defense Manufacturer of Countermeasures & Energetics	8,705,624

Number of Shares		Value
1,430,000	RPS Group Environmental Consulting & Planning	$4,972,643
230,000	Tullow Oil Oil & Gas Producer	4,796,404
1,155,000	N Brown Group Home Shopping Women's Clothes Retailer	4,589,845
420,000	Smith & Nephew Medical Equipment & Supplies	4,312,607
210,000	Rotork Valve Actuators for Oil & Water Pipelines	4,019,319
365,000	Keller Group Ground Engineering	3,774,040
1,564,324	Spice Group United Kingdom Utility Outsourcing	1,527,111
		109,983,559
	Netherlands – 6.8%
628,550	Imtech Electromechanical & ICT Installation & Maintenance	16,867,541
241,351	Fugro Sub-sea Oilfield Services	13,782,814
171,532	Vopak World's Largest Operator of Petroleum & Chemical Storage Terminals	13,552,010
450,000	Unit 4 Agresso (a) Business Software Development	10,606,472
383,584	Koninklijke TenCate Advanced Textiles & Industrial Fabrics	10,080,185
112,458	Smit Internationale Harbor & Offshore Towage & Marine Services	9,680,944
586,000	Aalberts Industries Flow Control & Heat Treatment	8,371,967
367,000	Arcadis Engineering Consultants	8,255,934
225,000	QIAGEN (a) Life Science Tools & Molecular Diagnostics	5,026,099
21,000	Core Laboratories Oil & Gas Reservoir Consulting	2,480,520
		98,704,486

See accompanying notes to financial statements.

Wanger International 2009 Annual Report

Wanger International

Statement of Investments December 31, 2009

Number of Shares		Value
	France – 4.6%
115,000	Neopost Postage Meter Machines	$9,501,414
166,312	Saft Niche Battery Manufacturer	8,011,467
186,000	Zodiac Aerospace Leading Supplier to the Aerospace Industry	7,762,082
95,000	Pierre & Vacances Vacation Apartment Lets	7,322,209
176,644	Carbone Lorraine Advanced Industrial Materials	6,368,153
197,000	Eutelsat Fixed Satellite Services	6,320,479
255,000	SES Fixed Satellite Services	5,717,948
58,000	Rubis Tank Storage & Liquefied Petroleum Gas Distribution	5,087,455
89,000	Eurofins Scientific Food, Pharmaceuticals & Materials Screening & Testing	4,841,630
54,400	Norbert Dentressangle Leading European Logistics & Transport Group	2,972,249
345,000	Hi-Media (a) Online Advertiser in Europe	2,416,501
		66,321,587
	Germany – 4.4%
232,000	CTS Eventim Event Ticket Sales	11,326,449
81,200	Vossloh Rail Infrastructure & Diesel Locomotives	8,089,664
112,000	Wincor Nixdorf Retail POS Systems & ATM Machines	7,639,629
299,000	Rhoen-Klinikum Health Care Services	7,313,198
42,800	Rational Commercial Oven Manufacturer	7,250,313
249,000	Elringklinger Automobile Components	5,814,846
372,000	Wirecard Online Payment Processing & Risk Management	5,114,431

Number of Shares		Value
287,000	Tognum Diesel Engines for Drive & Power Generation Systems	$4,761,512
120,000	Deutsche Beteiligungs Private Equity Investment Management	2,940,324
243,000	Takkt Mail Order Retailer of Office & Warehouse Durables	2,492,980
		62,743,346
	Switzerland – 2.8%
61,100	Geberit Plumbing Supplies	10,823,009
6,800	Sika Chemicals for Construction & Industrial Applications	10,578,667
91,400	Kuehne & Nagel Freight Forwarding/Logistics	8,841,590
28,300	Burckhardt Compression Manufactures & Services Compressors	5,064,611
119,810	Bank Sarasin & Cie (a) Private Banking	4,527,919
		39,835,796
	Sweden – 2.6%
1,233,000	Hexagon Measurement Equipment	18,112,250
1,285,426	Sweco Engineering Consultants	9,618,018
1,119,200	Nobia (a) Kitchen Cabinet Manufacturing & Sales	6,559,040
347,000	East Capital Explorer (a) Sweden-based RUS/CEE Investment Fund	3,241,348
		37,530,656
	Italy – 2.2%
3,782,000	CIR (a) Italian Holding Company	9,765,481
1,010,000	Credito Emiliano (a) Italian Regional Bank	7,752,087
1,744,000	Terna Italian Power Transmission	7,504,069

See accompanying notes to financial statements.

Wanger International 2009 Annual Report

Wanger International

Statement of Investments December 31, 2009

Number of Shares		Value
	Italy – 2.2% (cont)
337,600	Ansaldo STS Leading Systems Integrator for the Railway Industry	$6,405,875
		31,427,512
	Finland – 2.0%
450,722	Stockmann Department Store & Fashion Retailer in Scandinavia & Russia	12,281,821
587,000	Poyry Engineering Consultants	9,402,371
745,000	Ramirent (a) Largest Equipment Rental Company in Scandinavia & Central Eastern Europe	7,263,086
		28,947,278
	Ireland – 1.2%
2,750,000	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	8,390,810
150,000	Paddy Power Irish Betting Services	5,315,960
99,000	Aryzta Baked Goods	3,627,507
		17,334,277
	Spain – 0.9%
197,000	Red Electrica de Espana Spanish Power Transmission	10,918,116
540,000	ENCE (a) Europe's Leading Eucalyptus Pulp Maker	2,084,636
		13,002,752
	Denmark – 0.7%
101,000	Novozymes Industrial Enzymes	10,472,655
	Poland – 0.6%
328,300	Central European Distribution (a) Vodka Production & Spirits Distribution	9,327,003
	Czech Republic – 0.6%
38,000	Komercni Banka Leading Czech Universal Bank	8,100,554

Number of Shares		Value
	Greece – 0.5%
1,250,000	Intralot Lottery & Gaming Systems & Services	$7,266,530
	Iceland – 0.3%
9,536,321	Marel (a) Largest Manufacturer of Poultry & Fish Processing Equipment	4,751,129
	Total Europe	545,749,120
	Other Countries – 14.4%
	Canada – 4.2%
1,292,500	Eldorado Gold (a) Gold Miner in Turkey, Greece, China & Brazil	18,438,686
580,000	ShawCor Oil & Gas Pipeline Products	16,276,713
382,000	CCL Industries Leading Global Label Manufacturer	10,318,401
148,000	Baytex Oil & Gas Producer in Canada	4,202,897
513,300	Pan Orient (a) Growth Oriented & Return Focused Asian Explorer	3,730,057
247,000	Ivanhoe Mines (a)(e)	3,608,670
219,000	Ivanhoe Mines (a) Copper Mine Project in Mongolia	3,247,780
725,700	Horizon North Logistics (a)	1,144,911
	Provides Diversified Oil Service Offering in Northern Canada
		60,968,115
	United States – 3.7%
443,000	Atwood Oceanics (a) Offshore Drilling Contractor	15,881,550
210,000	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	10,252,200
119,000	Oceaneering International (a) Provider of Sub-sea Services & Manufactured Products	6,963,880
220,000	World Fuel Services Global Fuel Broker	5,893,800
131,000	Bristow (a) Largest Provider of Helicopter Services to Offshore Oil & Gas Producers	5,036,950

See accompanying notes to financial statements.

Wanger International 2009 Annual Report

Wanger International

Statement of Investments December 31, 2009

Number of Shares		Value
	United States – 3.7% (cont)
84,000	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	$4,858,560
138,000	Ritchie Brothers Auctioneers (b) Heavy Equipment Auctioneer	3,095,340
100,000	Tesco (a) Developing New Well Drilling Technologies	1,291,000
		53,273,280
	South Africa – 2.7%
650,000	Naspers Media in Africa & Other Emerging Markets	26,377,713
1,530,000	Mr. Price South African Retailer of Apparel, Household & Sporting Goods	7,228,953
1,575,000	Uranium One (a) Uranium Mines in Kazakhstan, the U.S. & Australia	4,547,975
		38,154,641
	Australia – 2.6%
697,000	United Group Engineering & Facilities Management	8,875,147
230,000	Perpetual Trustees Mutual Fund Management	7,590,809
230,000	Australian Stock Exchange Australian Equity & Derivatives Market Operator	7,163,301
650,000	Billabong International Action Sports Apparel Brand Manager	6,319,303
85,000	Cochlear Cochlear Implants for Hearing	5,248,673
244,000	Seek Online Job Listing & Education	1,499,486
149,900	SAI Global Publishing, Certification & Compliance Services	539,254
181,100	Hastie Group Mechanical, Electrical & Hydraulic (MEH) Engineering	305,713
		37,541,686

Number of Shares		Value
	Israel – 0.9%
970,000	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	$12,664,874
	Kazakhstan – 0.3%
490,000	Halyk Savings Bank of Kazakhstan – GDR (a) Largest Retail Bank & Insurer in Kazakhstan	4,650,382
	Total Other Countries	207,252,978
	Latin America – 5.7%
	Brazil 3.4%
1,650,000	Localiza Rent A Car Car Rental	18,210,797
1,400,000	Suzano Brazilian Pulp & Paper Producer	16,303,380
670,000	Natura Direct Retailer of Cosmetics	13,962,479
		48,476,656
	Mexico – 1.6%
230,000	Grupo Aeroportuario del Sureste – ADR (b) Mexican Airport Operator	11,916,300
5,000,000	Urbi Desarrollos Urbanos (a) Affordable Housing Builder	11,275,035
		23,191,335
	Chile – 0.7%
291,000	Sociedad Quimica y Minera de Chile – ADR Producer of Specialty Fertilizers, Lithium & Iodine	10,932,870
	Total Latin America	82,600,861
Total Equities (Cost: $1,016,778,069) – 97.2%		1,401,953,998

See accompanying notes to financial statements.

Wanger International 2009 Annual Report

Wanger International

Statement of Investments December 31, 2009

Number of Shares or Principal Amount		Value
Securities Lending Collateral – 0.6%
9,229,975	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.000%)	$9,229,975
Total Securities Lending Collateral (Cost: $9,229,975)		9,229,975
Short-Term Obligations – 2.1%
	Repurchase Agreement – 1.6%
$23,558,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/09, due 1/04/10 at 0.00%, collateralized by a U.S. Government obligation, maturing 2/11/10, market value $24,030,000 (repurchase proceeds $23,558,000)	23,558,000
	Commercial Paper – 0.5%
7,200,000	Toyota Motor Credit 0.16% due 1/04/10	7,199,904
Total Short-Term Obligations (Amortized Cost: $30,757,904)		30,757,904
Total Investments (Cost: $1,056,765,948) – 99.9% (g)(h)		1,441,941,877
Obligation to Return Collateral for Securities Loaned – (0.6)%		(9,229,975)
Cash and Other Assets Less Liabilities – 0.7%		9,716,272
Total Net Assets – 100.0%		$1,442,428,174

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2009. The total market value of Fund securities on loan at December 31, 2009 was $8,914,694.

(c)  Illiquid security.

(d)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in this affiliated company during the twelve months ended December 31, 2009 are as follows:

Affiliate	Balance of Shares Held at 12/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held at 12/31/09	Value	Dividend
Charles Taylor	2,490,000	510,000	—	3,000,000	$10,172,975	$612,945

The aggregate cost and value of this company at December 31, 2009, were $14,795,286 and $10,172,975, respectively. Investments in the affiliated company represented 0.71% of total net assets at December 31, 2009.

(e)  Security is traded on a U.S. exchange.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2009, for federal income tax purposes, the cost of investments was $1,074,219,241 and net unrealized appreciation was $367,722,636, consisting of gross unrealized appreciation of $435,891,005 and gross unrealized depreciation of $68,168,369.

(h)  On December 31, 2009, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$323,267,249	22.4
Japanese Yen	221,733,817	15.4
U.S. Dollar	148,761,789	10.3
British Pound	109,983,559	7.6
Hong Kong Dollar	94,176,662	6.5
Other currencies less than 5% of total net assets	534,788,826	37.1
Cash and other assets less liabilities	9,716,272	0.7
	$1,442,428,174	100.0

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

At December 31, 2009, the Fund had entered into the following forward foreign currency exchange contracts:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
CAD	USD	8,954,665	$8,500,000	2/12/10	$62,245
CAD	USD	9,001,160	8,500,000	3/15/10	106,439
USD	EUR	14,769,859	22,000,000	1/15/10	826,860
USD	EUR	14,783,158	22,000,000	2/12/10	808,529
USD	EUR	15,026,809	22,000,000	3/15/10	460,648
			$83,000,000		$2,264,721

See accompanying notes to financial statements.

Wanger International 2009 Annual Report

Wanger International

Statement of Investments December 31, 2009

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Depreciation
AUD	USD	5,514,503	$5,000,000	1/15/10	$(51,590)
AUD	USD	5,441,348	5,000,000	2/12/10	(131,104)
AUD	USD	5,510,431	5,000,000	3/15/10	(85,453)
CAD	USD	8,729,075	8,500,000	1/15/10	(153,522)
JPY	USD	759,653,500	8,500,000	1/15/10	(343,099)
JPY	USD	768,145,000	8,500,000	2/12/10	(250,750)
JPY	USD	753,295,500	8,500,000	3/15/10	(408,947)
			$49,000,000		$(1,424,465)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust company.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

JPY = Japanese Yen

USD = United States Dollar

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$21,814,860	$544,488,922	$47,257	$566,351,039
Europe	11,807,523	533,941,597	—	545,749,120
Other Countries	118,789,370	88,463,608	—	207,252,978
Latin America	34,124,205	48,476,656	—	82,600,861
Total Equities	186,535,958	1,215,370,783	47,257	1,401,953,998
Total Securities Lending Collateral	9,229,975	—	—	9,229,975
Total Short-Term Obligations	—	30,757,904	—	30,757,904
Total Investments	$195,765,933	$1,246,128,687	$47,257	$1,441,941,877
Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	2,264,721	—	2,264,721
Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(1,424,465)	—	(1,424,465)
Total	$195,765,933	$1,246,968,943	$47,257	$1,442,782,133

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the twelve-month period ending December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Equities Asia	$109,775	$—	$—	$(3,906,312)	$—	$3,843,794	$47,257
	$109,775	$—	$—	$(3,906,312)	$—	$3,843,794	$47,257

The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

The change in unrealized appreciation (depreciation) attributed to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to ($3,906,312). This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Wanger International 2009 Annual Report

Wanger International

Portfolio Diversification December 31, 2009

At December 31, 2009, the Fund's portfolio investments as a percentage of net assets was diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Other Industrial Services	$125,838,459	8.7
Industrial Materials & Specialty Chemicals	100,254,161	7.0
Machinery	90,477,145	6.3
Outsourcing Services	54,365,946	3.7
Electrical Components	33,012,177	2.3
Conglomerates	25,687,577	1.8
Construction	21,947,028	1.5
Industrial Distribution	1,194,359	0.1
	452,776,852	31.4
Consumer Goods & Services
Nondurables	35,160,746	2.4
Retail	32,989,205	2.3
Educational Services	26,177,377	1.8
Travel	25,533,006	1.8
Apparel	24,245,254	1.7
Other Consumer Services	23,554,830	1.6
Casinos & Gaming	22,620,471	1.6
Food & Beverage	22,397,292	1.6
Other Entertainment	17,641,836	1.2
Consumer Goods Distribution	9,327,003	0.6
Furniture & Textiles	6,559,040	0.5
Consumer Electronics	2,120,778	0.1
	248,326,838	17.2
Information
Financial Processors	33,536,146	2.3
TV Broadcasting	26,377,714	1.8
Computer Hardware & Related Equipment	24,210,723	1.7
Instrumentation	22,821,943	1.6
Internet Related	18,174,954	1.3
Satellite Broadcasting & Services	12,038,426	0.8
Semiconductors & Related Equipment	11,368,998	0.8
Business Software	10,606,472	0.7
CATV	10,105,335	0.7
Publishing	7,503,693	0.5
Advertising	6,074,702	0.4
Business Information & Marketing Services	4,972,643	0.4
Telecommunications Equipment	4,018,677	0.3
Mobile Communications	2,358,693	0.2
	194,169,119	13.5

	Value	Percentage of Net Assets
Energy & Minerals
Oil Services	$65,236,377	4.5
Mining	39,951,386	2.8
Oil Refining, Marketing & Distribution	28,964,419	2.0
Agricultural Commodities	16,303,380	1.1
Oil & Gas Producers	12,729,358	0.9
Other Resources	2,084,636	0.1
	165,269,556	11.4
Other Industries
Real Estate	80,818,354	5.6
Transportation	47,665,229	3.3
Regulated Utilities	18,422,184	1.3
	146,905,767	10.2
Finance
Brokerage & Money Management	56,066,996	3.9
Banks	36,119,652	2.5
Finance Companies	14,216,184	1.0
Insurance	10,172,975	0.7
Savings & Loans	8,645,124	0.6
	125,220,931	8.7
Health Care
Medical Equipment & Devices	44,850,898	3.1
Pharmaceuticals	12,094,740	0.8
Health Care Services	7,313,198	0.5
Medical Supplies	5,026,099	0.4
	69,284,935	4.8
Total Equities	1,401,953,998	97.2
Securities Lending Collateral	9,229,975	0.6
Short-Term Obligations	30,757,904	2.1
Total Investments	1,441,941,877	99.9
Obligation to Return Collateral for Securities Loaned	(9,229,975)	(0.6)
Cash and Other Assets Less Liabilities	9,716,272	0.7
Net Assets	$1,442,428,174	100.0

See accompanying notes to financial statements.

Wanger International 2009 Annual Report

Statement of Assets and Liabilities
December 31, 2009

Assets:
Unaffiliated investments, at cost	$1,041,970,662
Affiliated investments, at cost (See Note 4)	14,795,286
Unaffiliated investments, at value (including securities on loan of $8,914,694)	$1,431,768,902
Affiliated investments, at value (See Note 4)	10,172,975
Foreign currency (cost of $10,050,110)	10,112,574
Unrealized appreciation on forward foreign currency exchange contracts	2,264,721
Receivable for:
Investments sold	2,080,922
Fund shares sold	130,466
Securities lending income	7,922
Dividends	1,647,168
Foreign tax reclaims	245,970
Trustees' deferred compensation plan	120,076
Other assets	8,339
Total Assets	1,458,560,035
Liabilities:
Payable to custodian bank	3,342
Collateral on securities loaned	9,229,975
Unrealized depreciation on forward foreign currency exchange contracts	1,424,465
Payable for:
Investments purchased	1,096,065
Fund shares repurchased	945,169
Investment advisory fee	1,007,651
Administration fee	60,686
Transfer agent fee	39
Trustees' fees	20
Custody fee	102,000
Reports to shareholders	145,063
Chief compliance officer expenses	2,808
Foreign capital gains tax	1,943,744
Trustees' deferred compensation plan	120,076
Other liabilities	50,758
Total Liabilities	16,131,861
Net Assets	$1,442,428,174
Composition of Net Assets:
Paid-in capital	$1,230,419,096
Overdistributed net investment income	(6,203,054)
Accumulated net realized loss	(165,889,000)
Net unrealized appreciation (depreciation) on:
Investments	385,175,929
Foreign currency translations	868,947
Foreign capital gains tax	(1,943,744)
Net Assets	$1,442,428,174
Fund Shares Outstanding	48,596,193
Net asset value, offering price and redemption price per share	$29.68

Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Dividends (net foreign taxes withheld of $2,233,000)	$25,661,139
Dividends from affiliates	612,945
Securities lending income	50,891
Interest income	45,391
Total Investment Income	26,370,366
Expenses:
Investment advisory fee	9,864,430
Administration fee	577,845
Transfer agent fee	462
Trustees' fees	93,267
Custody fee	1,004,068
Chief compliance officer expenses (See Note 4)	49,405
Other expenses (See Note 6)	597,524
Total Expenses	12,187,001
Custody earnings credit	(2)
Net Expenses	12,186,999
Net Investment Income	14,183,367
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Foreign Currency Exchange Contracts:
Net realized gain (loss) on:
Investments	(70,795,081)
Foreign currency transactions and forward foreign currency exchange contracts	797,283
Foreign capital gains tax	(298,151)
Net realized loss	(70,295,949)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	531,420,177
Affiliated investments (See Note 4)	(644,429)
Foreign currency translations and forward foreign currency exchange contracts	1,880,189
Foreign capital gains tax	(1,943,744)
Net change in unrealized appreciation (depreciation)	530,712,193
Net Gain	460,416,244
Net Increase in Net Assets from Operations	$474,599,611

See accompanying notes to financial statements.

Wanger International 2009 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2009	2008 (a)
Operations:
Net investment income	$14,183,367	$22,638,362
Net realized loss on:
Unaffiliated investments	(70,795,081)	(93,784,078)
Affiliated investments (See Note 4)	—	—
Foreign currency transactions and forward foreign currency exchange contracts	797,283	(1,119,603)
Foreign capital gains tax	(298,151)	—
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	531,420,177	(683,923,973)
Affiliated investments (See Note 4)	(644,429)	(6,797,085)
Foreign currency translations and forward foreign currency exchange contracts	1,880,189	(1,036,204)
Foreign capital gains tax	(1,943,744)	—
Net Increase (Decrease) in Net Assets from Operations	474,599,611	(764,022,581)
Distributions to Shareholders:
From net investment income	(43,225,419)	(12,975,444)
From net realized gains	—	(196,263,094)
Total Distributions to Shareholders	(43,225,419)	(209,238,538)
Share Transactions:
Subscriptions	158,196,950	220,199,859
Distributions reinvested	43,225,419	209,238,538
Redemptions	(163,728,038)	(176,692,026)
Net Increase from Share Transactions	37,694,331	252,746,371
Increase from regulatory settlements	500,054	—
Total Increase (Decrease) in Net Assets	469,568,577	(720,514,748)
Net Assets:
Beginning of period	972,859,597	1,693,374,345
End of period	$1,442,428,174	$972,859,597
Undistributed/(overdistributed) net investment income at end of period	$(6,203,054)	$21,403,852

(a)  Certain items in the prior year financial statements were reclassified to conform to the current year's presentation. Such reclassifications had no effect on net income or net assets.

See accompanying notes to financial statements.

Wanger International 2009 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$20.69	$44.04	$41.77	$30.63		$25.46
Income from Investment Operations:
Net investment income (a)	0.30	0.52	0.37	0.29		0.25
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	9.61	(18.37)	5.80	11.04		5.20
Total from Investment Operations	9.91	(17.85)	6.17	11.33		5.45
Less Distributions to Shareholders:
From net investment income	(0.93)	(0.34)	(0.39)	(0.19)		(0.28)
From net realized gains	—	(5.16)	(3.51)	—		—
Total Distributions to Shareholders	(0.93)	(5.50)	(3.90)	(0.19)		(0.28)
Increase from regulatory settlements	0.01	—	—	—		—
Net Asset Value, End of Period	$29.68	$20.69	$44.04	$41.77		$30.63
Total Return (b)	49.78%	(45.60)%	16.31%	37.16%		21.53	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.05%	1.02%	0.99%	1.01%		1.13%
Interest expense	—	—	—	0.00	%(e)	—
Net expenses (d)	1.05%	1.02%	0.99%	1.01%		1.13%
Net investment income (d)	1.23%	1.67%	0.87%	0.81%		0.92%
Waiver/Reimbursement	—	—	—	—		0.02%
Portfolio turnover rate	37%	36%	35%	41%		24%
Net assets, end of period (000s)	$1,442,428	$972,860	$1,693,374	$1,480,123		$973,257

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Wanger International 2009 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

On September 29, 2009, Bank of America Corporation, the indirect parent company of Columbia Wanger Asset Management, L.P. ("CWAM"), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC ("Columbia Management") to Ameriprise Financial, Inc. The transaction ("Transaction") includes a sale of CWAM. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 18, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency-exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's valuation committee that rely on significant observable inputs are also included in level 2. Typical level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts in order to seek to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statement of Operations. Open forward foreign currency exchange contracts, if any, are disclosed in the Notes to the Statement of Investments. As forward foreign currency exchange contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/(loss) on the Statement of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and

Wanger International 2009 Annual Report

Notes to Financial Statements, continued

Liabilities. In addition, a Fund could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

A Fund may use forward contracts to buy or sell a foreign currency when the Advisor believes it has exposure to a foreign currency which may suffer or enjoy a movement against another foreign currency to which the Fund has exposure. A Fund will not attempt to hedge all of its foreign portfolio positions.

For additional information on derivative instruments, please see Note 5.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's advisor, CWAM, does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2009 by the Fund is included in the Statement of Operations.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and passive foreign investment companies ("PFIC") adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,435,146	$(935,092)	$(500,054)

Net investment income and net realized gains/(losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Wanger International 2009 Annual Report

Notes to Financial Statements, continued

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

	December 31, 2009	December 31, 2008
Ordinary Income*	$43,225,419	$35,894,096
Long-Term Capital Gains	—	173,344,442

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$8,395,922	$—	$367,722,636

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$28,082,656
2017	134,084,079
Total	162,166,735

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment advisory agreement, management fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%

For the year ended December 31, 2009, the Fund's effective investment advisory fee rate was 0.85% of average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates.

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2009, the Fund's effective administration fee rate was 0.05% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of BOA, the responsibility for certain administrative services.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation from the Fund for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2009, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented in the Notes to the Statement of Investments on page 12.

During the year ended December 31, 2009, the Fund engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $64,681 and $7,536,856, respectively.

5.  Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including forwards contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of

Wanger International 2009 Annual Report

Notes to Financial Statements, continued

exposure to market risk factors. The achievement of any strategy involving derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about the derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts

•  The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

•  The Fund used forward foreign currency exchange contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies relating to its benchmark and/or to recover an underweight country exposure in its portfolio relating to its benchmark.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy are used to acquire exposure to foreign currencies, while contracts to sell are used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended December 31, 2009, the Fund entered into 118 forward foreign currency exchange contracts.

The following table is a summary of the value of the Fund's derivative instruments as of December 31, 2009.

Fair Value of Derivative Instruments

Asset		Liability
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
Unrealized appreciation on forward foreign currency exchange contracts	$2,264,721	Unrealized depreciation on forward foreign currency exchange contracts	$(1,424,465)

The effect of derivative instruments on the Fund's Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Risk Exposure	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$915,965	$1,840,934

6.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 0.750%. In addition, a commitment fee of 0.12% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2009. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2010.

7.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	6,481,672	8,261,042
Shares issued in reinvestment of dividend distributions	2,019,809	6,005,699
Less shares redeemed	(6,922,363)	(5,704,494)
Net increase in shares outstanding	1,579,118	8,562,247

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2009 were $446,319,600 and $412,414,112, respectively.

9.  Regulatory Settlements with Third Parties

During the year ended December 31, 2009, the fund received payments totaling $500,054 representing distributions from a fair fund established in connection with a regulatory settlement between the Securities and Exchange Commission and a third party broker dealer relating to alleged market timing and late trading in mutual funds, including the Fund. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Wanger International 2009 Annual Report

Notes to Financial Statements, continued

10.  Legal Proceedings

CWAM, Columbia Acorn Trust, (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of that fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value (NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Funds and CWAM intend to defend these suits vigorously. CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Fund.

Wanger International 2009 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2010

Wanger International 2009 Annual Report

Federal Income Tax Information (Unaudited)

Foreign taxes paid during the fiscal year ended December 31, 2009, of $2,233,000 are expected to be passed through to shareholders. This represents $0.05 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $28,486,904 ($0.59 per share) for the fiscal year ended December 31, 2009.

0.14% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2009, qualifies for the corporate dividends received deduction.

Wanger International 2009 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee may serve a term of unlimited duration. The Trust's bylaws generally require that trustees retire at the end of the calendar year in which they attain 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust and each of the six series of Columbia Acorn Trust.

The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606. The Fund's Statement of Additional Information includes additional information about the Fund's trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-WANGER (888-492-6437)

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2009	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 44, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director–Investment Banking, J.P. Morgan Chase & Co. (broker/ dealer) 2002-2007.	10	Columbia Acorn Trust.

Michelle L. Collins, 49, Trustee	2008	President, Cambium LLC (financial advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Columbia Acorn Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer).

Maureen M. Culhane, 61, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment advisor), 2005-2007, and Vice President (Consultant)-Strategic Relationship Management, Goldman Sachs AG, 1999-2005.	10	Columbia Acorn Trust.

Margaret M. Eisen, 56, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	10	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) (until June 2009).

Jerome Kahn, Jr., 75,(1) Trustee	1987	Portfolio manager and stock analyst; formerly, President, William Harris Investors, Inc. (investment advisor).	10	Columbia Acorn Trust.

Steven N. Kaplan, 50, Trustee and Vice Chairman of the Board	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

Wanger International 2009 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2009	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
David C. Kleinman, 74, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Columbia Acorn Trust; Sonic Foundry, Inc. (rich media systems and software).

Allan B. Muchin, 73, Trustee	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust.

James A. Star, 48, Trustee and Chairman of the Board	2006	President, Longview Asset Management LLC (investment advisor) since 2003; Director, Traush Industries (privately-owned manufacturer of refrigeration parts and products).	10	Columbia Acorn Trust.

John A. Wing, 74, Trustee	2002	Partner, Dancing Lion Partners (investment firm); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly, Chairman of the Board and Chief Executive Officer, ABN-AMRO Inc. (formerly named The Chicago Corporation, a financial services firm) and Chief Executive Officer, Market Liquidity Network, LLC.	10	Columbia Acorn Trust; First Chicago Bank and Trust; First Chicago Bancorp.

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 56, Trustee and President (2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors since 1978.	10	Columbia Acorn Trust.

Ralph Wanger, 75, Trustee (3)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	10	Columbia Acorn Trust.

Officers of Wanger Advisors Trust:

Ben Andrews, 43, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	10	None.

Michael G. Clarke, 40, Assistant Treasurer	2004	Senior Vice President and Chief Financial Officer of certain Columbia Funds since January 2009; Treasurer of certain Columbia Funds from June 2008 to January 2009; Deputy Treasurer of certain Columbia Funds since June 2008; Chief Accounting Officer and Assistant Treasurer, the Columbia Funds, October 2004 to May 2008; Director of Fund Administration, Columbia Management Advisors, LLC, since January 2006; Managing Director, Columbia Management Advisors, LLC, September 2004-December 2005.	10	None.

Jeffrey Coleman, 40, Assistant Treasurer	2006	Treasurer of certain Columbia Funds since June 2008; Director of Fund Administration, CWAM, since January 2006; Fund Controller, CWAM or its predecessors, October 2004-January 2006.	10	None.

P. Zachary Egan, 41, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None.

Peter T. Fariel, 52, Assistant Secretary	2006	Associate General Counsel, Bank of America Corporation, since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None.

Wanger International 2009 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2009	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
John Kunka, 39, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005-May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None.

Joseph C. LaPalm, 40, Vice President	2006	Chief Compliance Officer, CWAM, since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None.

Bruce H. Lauer, 52, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Funds, PLC.	10	None.

Louis J. Mendes III, 45, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	10	None.

Robert A. Mohn, 48, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None.

Christopher J. Olson, 45, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None.

Robert P. Scales, 57, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None.

Linda Roth-Wiszowaty, 40, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None.

(1)  Mr. Kahn retired at the end of calendar year 2009.

(2)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(3)  Mr. Wanger is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because, as of December 31, 2009, he owned securities issued by a controlling person of CWAM and was a consultant to CWAM within the most recently completed five fiscal years.

Wanger International 2009 Annual Report

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Wanger International 2009 Annual Report

Columbia Wanger Funds

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member FINRA and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Wanger Asset Management, L.P. ("CWAM") is an SEC-registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiafunds.com approximately 30 days after each month-end.

Columbia Wanger Funds

0L2568A

SHC-42/30135-1209 10/E3S5H0

Wanger Select

2009 Annual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

  Wanger Select

  2009 Annual Report

1	Understanding Your Expenses

2	Skill and Luck

4	Performance Review

6	Statement of Investments

11	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

18	Report of Independent Registered Public Accounting Firm

19	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of December 31, 2009, CWAM manages $27.3 billion in assets and is the investment advisor to Wanger USA, Wanger International, Wanger Select, Wanger International Select (together, the "Columbia Wanger Funds") and the Columbia Acorn Family of Funds.

Columbia Wanger Asset Management, L.P. is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation.

On September 29, 2009, Bank of America Corporation entered into an agreement with Ameriprise Financial, Inc. ("Ameriprise") to sell a portion of the long-term asset management business of Columbia Management Group, LLC, including 100% of CWAM.

The planned acquisition of Columbia Management's long-term asset management business by Ameriprise is subject to federal, state and international regulatory approvals.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus, which contains this and other important information about the Fund, contact your financial advisor or insurance company or contact 1-888-4-WANGER.

An important note: Columbia Wanger Funds are sold only to certain life insurance companies in connection with certain variable annuity contracts, variable life insurance policies and eligible qualified retirement plans.

The views expressed in "Skill and Luck" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger Select 2009 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity product. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2009 – December 31, 2009

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	1,337.80	1,020.42	5.60	4.84	0.95

*For the six months ended December 31, 2009.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

1

Wanger Select 2009 Annual Report

Skill and Luck

Research has proven that it is extremely difficult for institutional investors to consistently outperform the stock market. The performance distribution among mutual funds usually looks like a bell shaped curve, with some funds outperforming, many underperforming, and the average fund underperforming its benchmark roughly by its expense ratio. I'm happy to say that the Columbia Wanger Funds have outperformed their benchmarks during many years. But researchers note that there are thousands of mutual funds, and purely random outcomes will lead some funds to outperform. This raises an interesting debate: Do funds that outperform do so due to skill, or due to luck?

We try hard to apply investment skills in managing our Funds. We follow a time-tested approach and have an experienced and highly specialized team of investment professionals picking the stocks in which we invest. However, in order to cover both bases, I decided to also read up on luck. Dr. Richard Wiseman's The Luck Factor1 discusses his research and provides some common sense approaches that may enable people to become luckier.

Wiseman procured hundreds of volunteers, creating one group of people who considered themselves lucky and another who considered themselves unlucky. He tested conventional notions of luck. As one might expect, the lucky group had no apparent psychic ability; their guesses of upcoming lottery numbers were no better than guesses made by the unlucky group. Superstition was not effective either, as the appearance of a black cat vs. a white cat had no impact on results of a coin toss competition.

Instead, Wiseman concluded that people take specific actions that enable them to be lucky and succeed. He provides four principles that induce luck:

1) Maximize your chance opportunities
2) Listen to your lucky hunches
3) Expect good fortune
4) Turn bad luck into good

Though Wiseman does not explicitly mention investing, each principle can be applied in pursuit of successful money management.

Maximizing chance opportunities entails meeting a large number of people and creating networks to obtain information and investment ideas. Being observant and open to new ideas also helps. Successful investments can be discovered inadvertently: years ago I observed long lines and rising prices at parking garages in downtown Chicago and then profitably invested in a parking lot stock. Rather than pursuing information in hope of confirming existing opinions, pursuing unbiased information could induce the sale of an existing stock and purchase of a superior new one.

Listening to lucky hunches requires the use of intuition. Stocks tend to quickly react to information, and acting early, using imperfect information, is indeed an art form. We once had an analyst who tended to act only after obtaining repeated confirmations that company fundamentals had changed. He performed poorly because stocks often moved before he acted. In contrast, we recently successfully invested in a telecommunications stock that appeared likely to rise as an increasing number of Wall Street analysts began following it. Occasionally, we choose not to pursue possible investment opportunities because they simply don't feel right.

The next luck-inducing principle is to expect good fortune. This is consistent with our investment philosophy. We put money into stocks with the expectation that they will make money over time. We tend to expect continued good fortune from our successful investments and, when it makes sense, let our winners run. This has resulted in lower turnover than the industry average for the Columbia Wanger Funds.

We also attempt to turn bad luck into good and pursue an occasional positive side of bad luck. In the 1980s, several of our analysts complained about aggressive foreign competitors hurting companies we held in our flagship retail small-cap fund, Columbia Acorn Fund. The portfolio manager at that time, Ralph Wanger, coined the phrase, "Don't bitch, switch!" and we've owned some foreign stocks in that fund ever since. We've learned that one company's problem may be another company's opportunity, and that the best choice may be to invest in the latter company.

Ben Sherwood's The Survivors Club2 also mentions a few attributes applicable to investing. Situational awareness is a key part of military survival training and is important in investing too. Although many homebuilding stocks looked cheap during the housing bubble, generally avoiding them benefited our shareholders. Likewise, a well-run company may perform well within a highly competitive industry, but its stock could have substantial downside if its management changes or it grows beyond its niche.

2

Wanger Select 2009 Annual Report

As defined by Sherwood, the "incredulity response" occurs when very unusual events occur, such as catastrophes. Market meltdowns also appear to qualify. People tend to not believe such an event is happening and become paralyzed. Instead, survivors need to act positively. During a market meltdown, the market becomes extremely risk averse, and pays investors handsomely to take risk. That was true a year ago and we invested in several companies with substantial debt that our analysis indicated would likely survive and flourish. On average, those stocks performed very well for shareholders.

Both authors believe that people can create their own luck. After reading their perspectives, I have to agree. We at Columbia Wanger Asset Management think that creating luck is a skill and that providing above average returns is no random act.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America Corporation and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

1  Wiseman, Richard, The Luck Factor, (New York, New York, Miramax Books/Hyperion 2003).

2  Sherwood, Ben, The Survivors Club, (New York, New York, Grand Central Publishing, 2009).

Also referenced in the writing of this essay was a research paper written by Eugene F. Fama and Kenneth R. French titled, "Luck versus Skill in the Cross Section of Mutual Fund Returns." The paper was originally dated October 2007 and updated in November 2009. It can be found on the Social Science Research Network's website at www.ssrn.com.

3

Wanger Select 2009 Annual Report

Performance Review Wanger Select

Ben Andrews
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger Select outperformed its primary benchmark, the S&P MidCap 400 Index, by nearly 29 percentage points in 2009 with a 66.19% gain. The S&P MidCap 400 Index was up 37.38%. We are pleased that we could offer our shareholders such strong performance. The S&P 500 Index, which is a large-cap index, trailed mid-caps with a 26.46% annual return.

The Fund's top contributors for the year were Pacific Rubiales Energy, an oil production and exploration company, Sanmina-SCI, a provider of electronic manufacturing services, and Expedia, a provider of online travel services. These stocks contributed about 20% of the Fund's 66% annual return. The impact of the weaker performers was fairly minimal in the year. The biggest detractors to Fund gains were Chinese caterer Fu Ji Food & Catering Services, oil and gas producer ShaMaran Petroleum, pharmaceutical company Cephalon and supermarket chain Safeway. They cost the Fund 3.7% of its yearly portfolio return. We sold the Fund's position in Cephalon in the first half of the year.

In the second half of 2009, we added nine new companies to the Fund's portfolio while selling out of three names. The new names included GLG Life Tech, ChemSpec International and Houston American Energy. GLG Life Tech produces an all natural, zero calorie sweetener from the stevia plant. ChemSpec is a fluorinated specialty chemicals manufacturer, and Houston American Energy is an oil and gas exploration and production company with its primary operations in Colombia. Second half sales included Donaldson, a maker of industrial air filters, FMC Technologies, an oil and gas wellhead manufacturer, and retailer The Gap Stores. We sold down or out of the Fund's larger oil service/production companies while investing the dollars back into smaller oil companies, primarily those located in Colombia.

The U.S. economy is continuing to recover as we enter 2010, but unemployment remains high. However, I believe that failure to pass a carbon tax and/or health care legislation could benefit both the economy and the market as it would clear away uncertainty, which is restraining job growth within two of this country's largest employing industries: industrials/oil/utilities and health care. I believe that employment could also get a boost if the government chooses not to let the sun setting tax cuts, which are estimated to account for approximately 2% of GDP—a significant figure in an economy with over 10% unemployment—expire at the end of 2010. If these scenarios evolve, employment could rebound. Until then, our focus will be to find stocks that we believe can perform well in a slower growth environment.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/09

Pacific Rubiales Energy	4.8%
Safeway	3.9
Sanmina-SCI	3.6
Expedia	3.4
ShaMaran Petroleum	0.7
Houston American Energy	0.3
GLG Life Tech	0.0	*
Fu Ji Food & Catering Services	0.0	*
ChemSpec International	0.0	*

*  Rounds to less than 0.1%.

4

Wanger Select 2009 Annual Report

Growth of a $10,000 Investment in Wanger Select

February 1, 1999 (inception date) through December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results may reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through December 31, 2009, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/09

1. ITT Educational Services Post-secondary Degree Services	4.8%
2. Pacific Rubiales Energy (Canada) Oil Production & Exploration in Colombia	4.8
3. Hertz Largest U.S. Rental Car Operator	4.4
4. SkillSoft Web-based Learning Solutions (E-Learning)	4.2
5. Safeway Supermarkets	3.9
6. Sanmina-SCI Electronic Manufacturing Services	3.6
7. Canacol Energy (Canada) Oil Producer in South America	3.6
8. Expedia Online Travel Services Company	3.4
9. Conseco Life, Long-term Care & Medical Supplement Insurance	3.2
10. Crown Castle International Communications Towers	3.1

Top 5 Industries

As a percentage of net assets, as of 12/31/09

Consumer Goods & Services	30.5%
Information	20.9
Energy & Minerals	18.9
Finance	9.7
Industrial Goods & Services	8.9

Results as of December 31, 2009

	4th quarter	1 year
Wanger Select	9.40%	66.19%
S&P MidCap 400 Index*	5.56	37.38
S&P 500 Index	6.04	26.46
Lipper Variable Underlying Mid-Cap Growth Funds Index	5.51	45.97

NAV as of 12/31/09: $23.05

* The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.91%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements, if any, as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P MidCap 400 Index, the Fund's primary benchmark, is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 Index tracks the performance of 500 widely-held large capitalization U.S. stocks. Although the Fund typically invests in companies with market capitalizations under $20 billion at the time of investment, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index. The Lipper Variable Underlying Mid-Cap Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying Mid-Cap Growth Funds Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger Select 2009 Annual Report

Wanger Select

Statement of Investments, December 31, 2009

Number of Shares		Value
	Equities – 92.0%
	Consumer Goods & Services – 30.5%
	Educational Services – 10.3%
136,600	ITT Educational Services (a) Post-secondary Degree Services	$13,108,136
1,074,000	SkillSoft – ADR (a) Web-based Learning Solutions (E-Learning)	11,255,520
134,800	Career Education (a) Post-secondary Education	3,142,188
125,000	Princeton Review (a) College Preparation Courses	507,500
		28,013,344
	Travel – 7.8%
1,004,900	Hertz (a) Largest U.S. Rental Car Operator	11,978,408
357,000	Expedia (a) Online Travel Services Company	9,178,470
		21,156,878
	Retail – 6.8%
491,000	Safeway Supermarkets	10,453,390
225,000	Abercrombie & Fitch Teen Apparel Retailer	7,841,250
		18,294,640
	Apparel – 2.6%
191,000	Coach Designer & Retailer of Branded Leather Accessories	6,977,230
	Casinos & Gaming – 1.9%
42,326,000	RexLot Holdings (China) Lottery Equipment Supplier in China	4,724,922
3,940,900	NagaCorp (Hong Kong) Casino/Entertainment Complex in Cambodia	435,366
		5,160,288
	Furniture & Textiles – 1.0%
410,000	Steelcase Office Furniture	2,607,600

Number of Shares		Value
	Food & Beverage – 0.1%
15,100	GLG Life Tech (Canada) (a) Produce an All-natural Sweetener Extracted from the Stevia Plant	$115,515
2,279,000	Fu Ji Food & Catering Services (China) (a)(b) Food Catering Service Provider in China	23,515
		139,030
	Total Consumer Goods & Services	82,349,010
	Information – 20.9%
	Mobile Communications – 6.5%
212,000	Crown Castle International (a) Communications Towers	8,276,480
123,000	American Tower (a) Communications Towers in USA & Latin America	5,314,830
70,000	SBA Communications (a) Communications Towers	2,391,200
1,767,100	Globalstar (a) Satellite Mobile Voice & Data Carrier	1,537,377
		17,519,887
	Contract Manufacturing – 3.6%
875,833	Sanmina-SCI (a) Electronic Manufacturing Services	9,660,438
	Computer Services – 3.1%
534,900	WNS – ADR (India) (a) Offshore BPO (Business Process Outsourcing) Services	8,050,245
131,500	Hackett Group (a) IT Integration & Best Practice Research	365,570
		8,415,815
	Advertising – 2.5%
580,800	VisionChina Media – ADR (China) (a) Advertising on Digital Screens in China's Mass Transit System	6,342,336
221,627	China Mass Media – ADR (China) (a) Media Planning Agency in China	571,798
		6,914,134

See accompanying notes to financial statements.
6

Wanger Select 2009 Annual Report

Wanger Select

Statement of Investments, December 31, 2009

Number of Shares		Value
	Computer Hardware & Related Equipment – 1.7%
102,500	Amphenol Electronic Connectors	$4,733,450
	Business Software – 1.5%
957,000	Novell (a) Directory, Operating System & Identity Management Software	3,971,550
	Financial Processors – 1.5%
356,000	CardTronics (a) Operates the World's Largest Network of ATMs	3,940,920
	CATV – 0.5%
54,500	Discovery Communications, Series C (a) CATV Programming	1,445,340
	Total Information	56,601,534
	Energy & Minerals – 18.9%
	Oil & Gas Producers – 11.8%
16,460,000	Canacol Energy (Canada) (a)(c)(d) Oil Producer in South America	9,616,159
500,500	Pacific Rubiales Energy (Canada) (a)(c)	7,356,778
381,166	Pacific Rubiales Energy (Canada) (a) Oil Production & Exploration in Colombia	5,630,841
5,714,000	Cap-Link Ventures (a)(c)	2,403,939
5,714,000	Cap-Link Ventures – Warrants (a)(c) Oil & Gas Exploration & Production in Colombia, Peru & Paraguay	1,529,780
334,000	Gran Tierra Energy (Canada) (a) Oil Exploration & Production in Colombia, Peru & Argentina	1,916,145
3,450,000	ShaMaran Petroleum (Canada) (a)(c)	1,425,061
785,000	ShaMaran Petroleum (Canada) (a) Oil Exploration in Kurdistan	337,764
150,000	Houston American Energy Oil & Gas Exploration/Production in Colombia	924,000
1,112,000	Alange Energy (Colombia) (a) Oil & Gas Exploration/Production in Colombia	669,847
		31,810,314

Number of Shares		Value
	Alternative Energy – 3.1%
260,100	Canadian Solar (China) (a)(e) Solar Cell & Module Manufacturer	$7,496,082
179,900	Real Goods Solar (a) Residential Solar Energy Installer	566,685
301,000	Synthesis Energy Systems (China) (a) Owner/Operator of Gasification Plants	279,328
		8,342,095
	Oil Services – 2.8%
684,100	Tetra Technologies (a) U.S.-based Services Company with Life of Field Approach	7,579,828
	Mining – 1.2%
1,161,000	Uranium One (South Africa) (a) Uranium Mines in Kazakhstan, the U.S. & Australia	3,352,507
	Total Energy & Minerals	51,084,744
	Finance – 9.7%
	Brokerage & Money Management – 4.9%
176,000	Eaton Vance Specialty Mutual Funds	5,352,160
751,300	MF Global (a) Futures Broker	5,221,535
150,000	SEI Investments Mutual Fund Administration & Investment Management	2,628,000
		13,201,695
	Insurance – 3.2%
1,751,000	Conseco (a) Life, Long-term Care & Medical Supplement Insurance	8,755,000
	Credit Cards – 1.6%
284,000	Discover Financial Services Credit Card Company	4,177,640
	Total Finance	26,134,335

See accompanying notes to financial statements.
7

Wanger Select 2009 Annual Report

Wanger Select

Statement of Investments, December 31, 2009

Number of Shares		Value
	Industrial Goods & Services – 8.9%
	Waste Management – 2.6%
205,000	Waste Management U.S. Garbage Collection & Disposal	$6,931,050
	Outsourcing Services – 2.0%
264,000	Quanta Services (a) Electrical & Telecom Construction Services	5,501,760
	Machinery – 1.5%
102,000	Ametek Aerospace/Industrial Instruments	3,900,480
	Industrial Materials & Specialty Chemicals – 1.3%
137,000	Nalco Holding Company Provider of Water Treatment & Process Chemicals & Services	3,494,870
2,500	ChemSpec International – ADR (China) (a) Specialty Chemicals with Focus on Fluorinated Chemical Manufacturing	16,500
		3,511,370
	Other Industrial Services – 1.1%
80,500	Expeditors International of Washington International Freight Forwarder	2,795,765
15,822	Mobile Mini (a) Portable Storage Units Leasing	222,932
		3,018,697
	Industrial Distribution – 0.4%
12,000	WW Grainger Industrial Distribution	1,161,960
	Total Industrial Goods & Services	24,025,317
	Other Industries – 3.1%
	Transportation – 3.1%
178,000	JB Hunt Transport Services Truck & Intermodal Carrier	5,744,060
152,000	American Commercial Lines (a) Operator of Inland Barges/Builder of Barges & Vessels	2,786,160
	Total Other Industries	8,530,220

Number of Shares or Principal Amount		Value
	Health Care – %
	Health Care Services – %
2,500	Emdeon (a) Revenue & Payment Cycle Management	$38,125
	Total Health Care	38,125
Total Equities (Cost: $206,334,308) – 92.0%		248,763,285
Securities Lending Collateral – 0.4%
1,003,000	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.000%)	1,003,000
Total Securities Lending Collateral (Cost: $1,003,000)		1,003,000
Short-Term Obligations – 8.1%
	Repurchase Agreement – 7.7%
$20,769,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/09, due 1/04/10 at 0.00%, collateralized by a U.S. Treasury obligation, maturing 3/18/10, market value $21,187,881 (repurchase proceeds $20,769,000)	20,769,000
	Commercial Paper – 0.4%
1,200,000	Toyota Motor Credit 0.16% due 1/04/10	1,199,984
Total Short-Term Obligations (Amortized Cost: $21,968,984)		21,968,984
Total Investments (Cost: $229,306,292) – 100.5% (g)(h)		271,735,269
Obligation to Return Collateral for Securities Loaned – (0.4)%		(1,003,000)
Cash and Other Assets Less Liabilities – (0.1)%		(363,887)
Total Net Assets – 100.0%		$270,368,382

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  Illiquid security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2009, the market value of these securities amounted to $22,331,717, which represented 8.3% of total net assets.

See accompanying notes to financial statements.
8

Wanger Select 2009 Annual Report

Wanger Select

Statement of Investments, December 31, 2009

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Cap-Link Ventures	11/20/09	5,714,000	$1,166,052	$2,403,939
Cap-Link Ventures Warrants	11/20/09	5,714,000	742,067	1,529,780
ShaMaran Petroleum	9/15/09	3,450,000	2,414,839	1,425,061
Canacol Energy	9/23/09	16,460,000	4,287,256	9,616,159
Pacific Rubiales Energy	7/12/07	500,500	2,009,545	7,356,778
			$10,619,759	$22,331,717

(d)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in this affiliated company during the twelve months ended December 31, 2009 are as follows:

Affiliate	Balance of Shares Held 12/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/09	Value	Dividend
Canacol Energy	—	16,460,000	—	16,460,000	$9,616,159	$—

The aggregate cost and value of this company at December 31, 2009, were $4,287,256 and $9,616,159, respectively. Investments in the affiliated company represented 3.6% of total net assets at December 31, 2009.

(e)  All or a portion of this security was on loan at December 31, 2009. The total market value of Fund securities on loan at December 31, 2009 was $979,880.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  On December 31, 2009, the market value of foreign securities represented 14.6% of total net assets. The Fund's foreign portfolio was diversified as follows:

Currency	Value	Cost	Percentage of Net Assets
Canadian Dollar	$34,238,821	$19,009,103	12.7
Hong Kong Dollar	5,183,803	5,229,248	1.9
	$39,422,624	$24,238,351	14.6

(h)  At December 31, 2009, for federal income tax purposes, the cost of investments was $237,035,000, and net unrealized appreciation was $34,700,269, consisting of gross unrealized appreciation of $76,366,523 and gross unrealized depreciation of $41,666,254.

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$77,165,207	$5,160,288	$23,515	$82,349,010
Information	56,601,534	—	—	56,601,534
Energy & Minerals	28,753,027	22,331,717	—	51,084,744
Finance	26,134,335	—	—	26,134,335
Industrial Goods & Services	24,025,317	—	—	24,025,317
Other Industries	8,530,220	—	—	8,530,220
Health Care	38,125	—	—	38,125
Total Equities	$221,247,765	$27,492,005	$23,515	$248,763,285
Total Securities Lending Collateral	1,003,000	—	—	1,003,000
Total Short-Term Obligations	—	21,968,984	—	21,968,984
Total Investments	$222,250,765	$49,460,989	$23,515	$271,735,269

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See accompanying notes to financial statements.
9

Wanger Select 2009 Annual Report

Wanger Select

Statement of Investments, December 31, 2009

The following table reconciles asset balances for the twelve-month period ending December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Equities Consumer Goods & Services	$—	$—	$—	$(1,943,764)	$—	$1,967,279	$23,515
	$—	$—	$—	$(1,943,764)	$—	$1,967,279	$23,515

The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

The change in unrealized appreciation (depreciation) attributed to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to ($1,943,764). This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, the Fund held investments in the following sectors:

Sector	Percentage of Net Assets
Consumer Goods & Services	30.5
Information	20.9
Energy & Minerals	18.9
Finance	9.7
Industrial Goods & Services	8.9
Other Industries	3.1
Health Care	— *
92.0
Securities Lending Collateral	0.4
Short-Term Obligations	8.1
Obligation to Return Collateral for Securities Loaned	(0.4)
Cash and Other Assets less Liabilities	(0.1)
100.0

*  Represents less than 0.1% of total net assets.

ADR = American Depositary Receipts

See accompanying notes to financial statements.
10

Wanger Select 2009 Annual Report

Statement of Assets and Liabilities
December 31, 2009

Assets:
Unaffiliated investments, at cost	$225,019,036
Affiliated investments, at cost (See Note 4)	4,287,256
Unaffiliated investments, at value (including securities on loan of $979,880)	$262,119,110
Affiliated investments, at value (See Note 4)	9,616,159
Cash	151
Foreign currency (cost of $14,514)	14,513
Receivable for:
Investments sold	22,732
Fund shares sold	602
Securities lending income	90
Dividends	121,060
Other assets	1,452
Total Assets	271,895,869
Liabilities:
Collateral on securities loaned	1,003,000
Payable for:
Investments purchased	6,407
Fund shares repurchased	269,122
Investment advisory fee	176,528
Administration fee	11,033
Transfer agent fee	22
Trustees' fees	4
Custody fee	3,701
Chief compliance officer expenses	464
Trustees' deferred compensation plan	20,683
Other liabilities	36,523
Total Liabilities	1,527,487
Net Assets	$270,368,382
Composition of Net Assets:
Paid-in capital	$267,815,173
Accumulated net investment loss	(775,601)
Accumulated net realized loss	(39,100,167)
Net unrealized appreciation (depreciation) on investments	42,428,977
Net Assets	$270,368,382
Fund Shares Outstanding	11,732,080
Net asset value, offering price and redemption price per share	$23.05

Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Dividends	$989,664
Interest income	10,596
Securities lending income	38,449
Total Investment Income	1,038,709
Expenses:
Investment advisory fee	1,601,445
Administration fee	100,090
Transfer agent fee	274
Trustees' fees	21,590
Custody fee	53,740
Chief compliance officer expenses (See Note 4)	8,431
Other expenses (See Note 5)	125,158
Total Expenses	1,910,728
Custody earnings credit	(1)
Net Expenses	1,910,727
Net Investment Loss	(872,018)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized loss on:
Investments	(14,804,246)
Foreign currency transactions	(112,113)
Net realized loss	(14,916,359)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	114,979,225
Affiliated investments (See Note 4)	5,328,903
Net change in unrealized appreciation (depreciation)	120,308,128
Net Gain	105,391,769
Net Increase in Net Assets from Operations	$104,519,751

See accompanying notes to financial statements.
11

Wanger Select 2009 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2009	2008 (a)
Operations:
Net investment loss	$(872,018)	$(1,135,073)
Net realized loss on:
Unaffiliated investments	(14,804,246)	(23,399,095)
Affiliated investments (See Note 4)	—	—
Foreign currency transactions	(112,113)	(2,142)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	114,979,225	(129,460,361)
Affiliated investments (See Note 4)	5,328,903	—
Net Increase (Decrease) in Net Assets from Operations	104,519,751	(153,996,671)
Distributions to Shareholders:
From net realized gains	—	(8,211,851)
Share Transactions:
Subscriptions	34,296,345	32,833,563
Distributions reinvested	—	8,211,851
Redemptions	(25,035,845)	(38,628,359)
Net Increase from Share Transactions	9,260,500	2,417,055
Total Increase (Decrease) in Net Assets	113,780,251	(159,791,467)
Net Assets:
Beginning of period	156,588,131	316,379,598
End of period	$270,368,382	$156,588,131
Accumulated net investment loss at end of period	$(775,601)	$(5,789)

(a)  Certain items in the prior year financial statements were reclassified to conform to the current year's presentation. Such reclassifications had no effect on net income or net assets.

See accompanying notes to financial statements.
12

Wanger Select 2009 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.87	$28.08	$26.15	$22.66	$22.11
Income from Investment Operations:
Net investment loss (a)	(0.08)	(0.10)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	9.26	(13.38)	2.47	4.38	2.12
Total from Investment Operations	9.18	(13.48)	2.43	4.33	2.08
Less Distributions to Shareholders:
From net investment income	—	—	—	(0.09)	—
From net realized gains	—	(0.73)	(0.50)	(0.75)	(1.53)
Total Distributions to Shareholders	—	(0.73)	(0.50)	(0.84)	(1.53)
Net Asset Value, End of Period	$23.05	$13.87	$28.08	$26.15	$22.66
Total Return (b)	66.19%	(49.06)%	9.39%	19.70%	10.49	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.95%	0.91%	0.90%	0.94%	0.96%
Net investment loss (d)	(0.44)%	(0.45)%	(0.15)%	(0.20)%	(0.20)%
Waiver/Reimbursement	—	—	—	—	0.02%
Portfolio turnover rate	35%	36%	15%	21%	26%
Net assets, end of period (000s)	$270,368	$156,588	$316,380	$175,346	$102,674

(a)  Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
13

Wanger Select 2009 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger Select (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

On September 29, 2009, Bank of America Corporation, the indirect parent company of Columbia Wanger Asset Management, L.P. ("CWAM"), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC ("Columbia Management") to Ameriprise Financial, Inc. The transaction ("Transaction") includes a sale of CWAM. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 18, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's valuation committee that rely on significant observable inputs are also included in level 2. Typical level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's advisor, CWAM, does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2009 by the Fund is included in the Statement of Operations.

14

Wanger Select 2009 Annual Report

Notes to Financial Statements, continued

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and passive foreign investment company ("PFIC") adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$102,206	$(102,206)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

	December 31, 2009	December 31, 2008
Ordinary Income*	$—	$1,686,639
Long-Term Capital Gains	—	6,525,212

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$1,588,454	$—	$34,700,269

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$6,605,628
2017	27,110,035
Total	$33,715,663

15

Wanger Select 2009 Annual Report

Notes to Financial Statements, continued

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October currency losses of $173,029 attributed to security transactions were deferred to January 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment advisory agreement, management fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.80%
$500 million and over	0.78%

For the year ended December 31, 2009, the Fund's effective investment advisory fee rate was 0.80% of average daily net assets.

Through April 30, 2010, CWAM will reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.35% of average daily net assets on an annualized basis. There was no reimbursement for the year ended December 31, 2009.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates.

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2009, the Fund's effective administration fee rate was 0.05% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of BOA, the responsibility for certain administrative services.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation from the Fund for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2009, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented in the Notes to the Statement of Investments on page 9.

During the year ended December 31, 2009, the Fund engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $1,875,100 and $0, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 0.750%. In addition, a commitment fee of 0.12% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2009. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2010.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	1,920,232	1,464,413
Shares issued in reinvestment of dividend distributions	—	349,441
Less shares redeemed	(1,481,433)	(1,788,324)
Net increase in shares outstanding	438,799	25,530

16

Wanger Select 2009 Annual Report

Notes to Financial Statements, continued

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2009 were $64,981,470 and $69,477,806, respectively.

8.  Legal Proceedings

CWAM, Columbia Acorn Trust, (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of that fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value (NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Funds and CWAM intend to defend these suits vigorously. CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Fund.

17

Wanger Select 2009 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger Select:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2010

18

Wanger Select 2009 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee may serve a term of unlimited duration. The Trust's bylaws generally require that trustees retire at the end of the calendar year in which they attain 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust and each of the six series of Columbia Acorn Trust.

The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606. The Fund's Statement of Additional Information includes additional information about the Fund's trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-WANGER (888-492-6437)

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2009	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 44, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director-Investment Banking, J.P. Morgan Chase & Co. (broker/ dealer) 2002-2007.	10	Columbia Acorn Trust.

Michelle L. Collins, 49, Trustee	2008	President, Cambium LLC (financial advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Columbia Acorn Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer).

Maureen M. Culhane, 61, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment advisor), 2005-2007, and Vice President (Consultant)-Strategic Relationship Management, Goldman Sachs AG, 1999-2005.	10	Columbia Acorn Trust.

Margaret M. Eisen, 56, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	10	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) (until June 2009).

Jerome Kahn, Jr., 75, (1) Trustee	1987	Portfolio manager and stock analyst; formerly, President, William Harris Investors, Inc. (investment advisor).	10	Columbia Acorn Trust.

Steven N. Kaplan, 50, Trustee and Vice Chairman of the Board	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

19

Wanger Select 2009 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2009	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
David C. Kleinman, 74, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Columbia Acorn Trust; Sonic Foundry, Inc. (rich media systems and software).

Allan B. Muchin, 73, Trustee	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust.

James A. Star, 48, Trustee and Chairman of the Board	2006	President, Longview Asset Management LLC (investment advisor) since 2003; Director, Traush Industries (privately-owned manufacturer of refrigeration parts and products).	10	Columbia Acorn Trust.

John A. Wing, 74, Trustee	2002	Partner, Dancing Lion Partners (investment firm); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly, Chairman of the Board and Chief Executive Officer, ABN-AMRO Inc. (formerly named The Chicago Corporation, a financial services firm) and Chief Executive Officer, Market Liquidity Network, LLC.	10	Columbia Acorn Trust; First Chicago Bank and Trust; First Chicago Bancorp.

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 56, Trustee and President (2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors since 1978.	10	Columbia Acorn Trust.

Ralph Wanger, 75, Trustee (3)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	10	Columbia Acorn Trust.

Officers of Wanger Advisors Trust:

Ben Andrews, 43, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	10	None.

Michael G. Clarke, 40, Assistant Treasurer	2004	Senior Vice President and Chief Financial Officer of certain Columbia Funds since January 2009; Treasurer of certain Columbia Funds from June 2008 to January 2009; Deputy Treasurer of certain Columbia Funds since June 2008; Chief Accounting Officer and Assistant Treasurer, the Columbia Funds, October 2004 to May 2008; Director of Fund Administration, Columbia Management Advisors, LLC, since January 2006; Managing Director, Columbia Management Advisors, LLC, September 2004-December 2005.	10	None.

Jeffrey Coleman, 40, Assistant Treasurer	2006	Treasurer of certain Columbia Funds since June 2008; Director of Fund Administration, CWAM, since January 2006; Fund Controller, CWAM or its predecessors, October 2004-January 2006.	10	None.

20

Wanger Select 2009 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2009	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
P. Zachary Egan, 41, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None.

Peter T. Fariel, 52, Assistant Secretary	2006	Associate General Counsel, Bank of America Corporation, since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None.

John Kunka, 39, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005-May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None.

Joseph C. LaPalm, 40, Vice President	2006	Chief Compliance Officer, CWAM, since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None.

Bruce H. Lauer, 52, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Funds, PLC.	10	None.

Louis J. Mendes III, 45, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	10	None.

Robert A. Mohn, 48, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None.

Christopher J. Olson, 45, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None.

Robert P. Scales, 57, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None.

Linda Roth-Wiszowaty, 40, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None.

(1)  Mr. Kahn retired at the end of calendar year 2009.

(2)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(3)  Mr. Wanger is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because, as of December 31, 2009, he owned securities issued by a controlling person of CWAM and was a consultant to CWAM within the most recently completed five fiscal years.

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Wanger Select 2009 Annual Report

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Wanger Select 2009 Annual Report

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Wanger Select 2009 Annual Report

Columbia Wanger Funds

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member FINRA and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Wanger Asset Management, L.P. ("CWAM") is an SEC-registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiafunds.com approximately 30 days after each month-end.

25

Columbia Wanger Funds

OL2568SA

SHC-42/30326-1209 10/S2Q3Q1

Wanger USA

2009 Annual Report

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

  Wanger USA

  2009 Annual Report

1	Understanding Your Expenses

2	Skill and Luck

4	Performance Review

6	Statement of Investments

14	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, L.P. ("CWAM") is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of December 31, 2009, CWAM manages $27.3 billion in assets and is the investment advisor to Wanger USA, Wanger International, Wanger Select, Wanger International Select (together, the "Columbia Wanger Funds") and the Columbia Acorn Family of Funds.

Columbia Wanger Asset Management, L.P. is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation.

On September 29, 2009, Bank of America Corporation entered into an agreement with Ameriprise Financial, Inc. ("Ameriprise") to sell a portion of the long-term asset management business of Columbia Management Group, LLC, including 100% of CWAM.

The planned acquisition of Columbia Management's long-term asset management business by Ameriprise is subject to federal, state and international regulatory approvals.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus, which contains this and other important information about the Fund, contact your financial advisor or insurance company or contact 1-888-4-WANGER.

An important note: Columbia Wanger Funds are sold only to certain life insurance companies in connection with certain variable annuity contracts, variable life insurance policies and eligible qualified retirement plans.

The views expressed in "Skill and Luck" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger USA 2009 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity product. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2009 – December 31, 2009

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger USA	1,000.00	1,000.00	1,301.60	1,020.37	5.57	4.89	0.96

*For the six months ended December 31, 2009.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

1

Wanger USA 2009 Annual Report

Skill and Luck

Research has proven that it is extremely difficult for institutional investors to consistently outperform the stock market. The performance distribution among mutual funds usually looks like a bell shaped curve, with some funds outperforming, many underperforming, and the average fund underperforming its benchmark roughly by its expense ratio. I'm happy to say that the Columbia Wanger Funds have outperformed their benchmarks during many years. But researchers note that there are thousands of mutual funds, and purely random outcomes will lead some funds to outperform. This raises an interesting debate: Do funds that outperform do so due to skill, or due to luck?

We try hard to apply investment skills in managing our Funds. We follow a time-tested approach and have an experienced and highly specialized team of investment professionals picking the stocks in which we invest. However, in order to cover both bases, I decided to also read up on luck. Dr. Richard Wiseman's The Luck Factor1 discusses his research and provides some common sense approaches that may enable people to become luckier.

Wiseman procured hundreds of volunteers, creating one group of people who considered themselves lucky and another who considered themselves unlucky. He tested conventional notions of luck. As one might expect, the lucky group had no apparent psychic ability; their guesses of upcoming lottery numbers were no better than guesses made by the unlucky group. Superstition was not effective either, as the appearance of a black cat vs. a white cat had no impact on results of a coin toss competition.

Instead, Wiseman concluded that people take specific actions that enable them to be lucky and succeed. He provides four principles that induce luck:

1) Maximize your chance opportunities
2) Listen to your lucky hunches
3) Expect good fortune
4) Turn bad luck into good

Though Wiseman does not explicitly mention investing, each principle can be applied in pursuit of successful money management.

Maximizing chance opportunities entails meeting a large number of people and creating networks to obtain information and investment ideas. Being observant and open to new ideas also helps. Successful investments can be discovered inadvertently: years ago I observed long lines and rising prices at parking garages in downtown Chicago and then profitably invested in a parking lot stock. Rather than pursuing information in hope of confirming existing opinions, pursuing unbiased information could induce the sale of an existing stock and purchase of a superior new one.

Listening to lucky hunches requires the use of intuition. Stocks tend to quickly react to information, and acting early, using imperfect information, is indeed an art form. We once had an analyst who tended to act only after obtaining repeated confirmations that company fundamentals had changed. He performed poorly because stocks often moved before he acted. In contrast, we recently successfully invested in a telecommunications stock that appeared likely to rise as an increasing number of Wall Street analysts began following it. Occasionally, we choose not to pursue possible investment opportunities because they simply don't feel right.

The next luck-inducing principle is to expect good fortune. This is consistent with our investment philosophy. We put money into stocks with the expectation that they will make money over time. We tend to expect continued good fortune from our successful investments and, when it makes sense, let our winners run. This has resulted in lower turnover than the industry average for the Columbia Wanger Funds.

We also attempt to turn bad luck into good and pursue an occasional positive side of bad luck. In the 1980s, several of our analysts complained about aggressive foreign competitors hurting companies we held in our flagship retail small-cap fund, Columbia Acorn Fund. The portfolio manager at that time, Ralph Wanger, coined the phrase, "Don't bitch, switch!" and we've owned some foreign stocks in that fund ever since. We've learned that one company's problem may be another company's opportunity, and that the best choice may be to invest in the latter company.

Ben Sherwood's The Survivors Club2 also mentions a few attributes applicable to investing. Situational awareness is a key part of military survival training and is important in investing too. Although many homebuilding stocks looked cheap during the housing bubble, generally avoiding them benefited our shareholders. Likewise, a well-run company may perform well within a highly competitive industry, but its stock could have substantial downside if its management changes or it grows beyond its niche.

2

Wanger USA 2009 Annual Report

As defined by Sherwood, the "incredulity response" occurs when very unusual events occur, such as catastrophes. Market meltdowns also appear to qualify. People tend to not believe such an event is happening and become paralyzed. Instead, survivors need to act positively. During a market meltdown, the market becomes extremely risk averse, and pays investors handsomely to take risk. That was true a year ago and we invested in several companies with substantial debt that our analysis indicated would likely survive and flourish. On average, those stocks performed very well for shareholders.

Both authors believe that people can create their own luck. After reading their perspectives, I have to agree. We at Columbia Wanger Asset Management think that creating luck is a skill and that providing above average returns is no random act.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates or other divisions of Bank of America Corporation and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

1  Wiseman, Richard, The Luck Factor, (New York, New York, Miramax Books/Hyperion 2003).

2  Sherwood, Ben, The Survivors Club, (New York, New York, Grand Central Publishing, 2009).

Also referenced in the writing of this essay was a research paper written by Eugene F. Fama and Kenneth R. French titled, "Luck versus Skill in the Cross Section of Mutual Fund Returns." The paper was originally dated October 2007 and updated in November 2009. It can be found on the Social Science Research Network's website at www.ssrn.com.

3

Wanger USA 2009 Annual Report

Performance Review Wanger USA

Robert A. Mohn
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger USA gained 42.23% for the year, strongly outperforming its primary benchmark, the Russell 2000 Index, up 27.17%. While we are happy with 2009 performance, we realize that we have still not returned to the Fund's 2008 highs.

Fund telecommunication stocks performed well in 2009. Both Crown Castle International, an owner of communications towers, and tw telecom, a provider of fiber optic telephone and data services, had solid revenue growth despite the Great Recession. Their stocks were up 122% and 102%, respectively, for the year. In the energy sector, Fund holdings FMC Technologies, an oil and gas wellhead manufacturer, and Atwood Oceanics, an offshore drilling contractor, both had annual gains of roughly 140%. While oil prices have rebounded off their January 2009 lows, they are still significantly below their mid-2008 levels. Even so, FMC Technologies and Atwood Oceanics were able to increase earnings due to the industry's focus on deep sea drilling.

Several large banks have completely withdrawn from the business of making used auto loans, and this reduction in supply has contributed to boosted lending spreads for surviving lenders such as AmeriCredit. AmeriCredit ended the year up 149%. The market's renewed interest in stocks with fairly high levels of debt helped SL Green Realty, an owner of Manhattan office buildings, which gained 190% in the annual period.

Six of the 15 biggest detractors to performance in the Fund for the year were regional banks. MB Financial, Valley National Bancorp, Lakeland Financial, Berkshire Hills Bancorp, Associated Banc-Corp and Pacific Continental were down between 22% and 46%. Losses on commercial loans held by these banks accelerated throughout the year, particularly on loans tied to new residential developments. Other laggards for the year included pharmaceutical company Cephalon, off 19% in the Fund. Several of its drug patents will expire soon, making way for competition from generics. ESCO Technologies, a maker of electric meter readers, fell roughly 12% on weaker than expected sales.

This past year started off with tremendous uncertainty, but we were able to take advantage of the volatility in the market to make some opportunistic purchases of beaten down stocks. As we move into a new year, we plan to focus on finding stocks in smaller, niche companies that we believe have good growth prospects and trade at attractive prices.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/09

Crown Castle International	3.2%
tw telecom	2.8
FMC Technologies	2.4
Atwood Oceanics	2.2
AmeriCredit	1.7
SL Green Realty	1.6
ESCO Technologies	1.3
Valley National Bancorp	1.0
MB Financial	0.7
Lakeland Financial	0.5
Pacific Continental	0.4
Berkshire Hills Bancorp	0.4
Cephalon	0.2
Associated Banc-Corp	0.1

4

Wanger USA 2009 Annual Report

Growth of a $10,000 Investment in Wanger USA

May 3, 1995 (inception date) through December 31, 2009

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results may reflect any fee waivers or reimbursements of Fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through December 31, 2009, to the Russell 2000 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/09

1. Crown Castle International Communications Towers	3.2%
2. tw telecom Fiber Optic Telephone/Data Services	2.8
3. FMC Technologies Oil & Gas Wellhead Manufacturer	2.4
4. Atwood Oceanics Offshore Drilling Contractor	2.2
5. Informatica Enterprise Data Integration Software	2.0
6. Global Payments Credit Card Processor	1.9
7. Ametek Aerospace/Industrial Instruments	1.9
8. Nordson Dispensing Systems for Adhesives & Coatings	1.7
9. AmeriCredit Auto Lending	1.7
10. SL Green Realty Manhattan Office Buildings	1.6

Top 5 Industries

As a percentage of net assets, as of 12/31/09

Information	34.9%
Consumer Goods & Services	16.3
Finance	13.8
Industrial Goods & Services	11.9
Energy & Minerals	9.8

Results as of December 31, 2009

	4th quarter	1 year
Wanger USA	5.90%	42.23%
Russell 2000 Index*	3.87	27.17
Lipper Variable Underlying Small-Cap Growth Funds Index	5.68	38.72

NAV as of 12/31/09: $27.45

* The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.96%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements, if any, as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Russell 2000 Index, the Fund's primary benchmark, measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Variable Underlying Small-Cap Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying Small-Cap Growth Funds Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger USA 2009 Annual Report

Wanger USA

Statement of Investments December 31, 2009

Number of Shares		Value
	Equities – 99.5%
	Information – 34.9%
	Business Software – 8.1%
998,000	Informatica (a) Enterprise Data Integration Software	$25,808,280
630,000	Micros Systems (a) Information Systems for Restaurants & Hotels	19,548,900
375,000	ANSYS (a) Simulation Software for Engineers & Designers	16,297,500
575,000	Blackbaud Software & Services for Non-profits	13,587,250
2,280,000	Novell (a) Directory, Operating System & Identity Management Software	9,462,000
190,000	Concur Technologies (a) Web Enabled Cost & Expense Management Software	8,122,500
58,000	Quality Systems IT Systems for Medical Groups & Ambulatory Care Centers	3,641,820
150,000	NetSuite (a)(b) End to End IT Systems Solutions Delivered Over the Web	2,397,000
105,604	Tyler Technologies (a) Financial, Tax, Court & Document Management Systems for Government	2,102,576
307,300	Art Technology Group (a) Software & Tools to Optimize Websites for E-commerce	1,385,923
90,000	Avid Technology (a) Digital Nonlinear Editing Software & Systems	1,148,400
10,800	Blackboard (a) Education Software	490,212
		103,992,361
	Semiconductors & Related Equipment – 4.5%
743,000	Microsemi (a) Analog/Mixed-signal Semiconductors	13,188,250
478,000	Monolithic Power Systems (a) High Performance Analog & Mixed-signal Integrated Circuits (ICs)	11,457,660
1,179,750	ON Semiconductor (a) Mixed-signal & Power Management Semiconductors	10,393,597
1,180,000	Integrated Device Technology (a) Communications Semiconductors	7,634,600
239,300	Supertex (a) Analog/Mixed-signal Semiconductors	7,131,140

Number of Shares		Value
345,000	Pericom Semiconductor (a) Interface Integrated Circuits (ICs) & Frequency Control Products	$3,977,850
750,000	Entegris (a) Semiconductor Materials Management Products	3,960,000
		57,743,097
	Telephone and Data Services – 4.0%
2,081,000	tw telecom (a) Fiber Optic Telephone/Data Services	35,668,340
2,100,000	PAETEC Holding (a) Telephone/Data Services for Business	8,715,000
363,200	Cogent Communications (a) Internet Data Pipelines	3,581,152
45,000	AboveNet (a) Metropolitan Fiber Communications Services	2,926,800
		50,891,292
	Mobile Communications – 3.2%
1,040,000	Crown Castle International (a) Communications Towers	40,601,600
88,000	Globalstar (a)(b) Satellite Mobile Voice & Data Carrier	76,560
		40,678,160
	Instrumentation – 3.1%
185,000	Mettler Toledo (a) Laboratory Equipment	19,423,150
765,000	IPG Photonics (a) Fiber Lasers	12,806,100
225,000	FLIR Systems (a) Infrared Cameras	7,362,000
		39,591,250
	Telecommunications Equipment – 2.5%
443,000	Blue Coat Systems (a) WAN Acceleration & Network Security	12,643,220
405,000	Polycom (a) Video Conferencing Equipment	10,112,850
335,000	CommScope (a) Wireless Infrastructure Equipment & Telecom Cable	8,887,550
		31,643,620

See accompanying notes to financial statements.
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Wanger USA 2009 Annual Report

Wanger USA

Statement of Investments December 31, 2009

Number of Shares		Value
	Computer Hardware & Related Equipment – 2.3%
305,600	Amphenol Electronic Connectors	$14,112,608
230,000	II-VI (a) Laser Optics & Specialty Materials	7,314,000
135,000	Netgear (a) Networking Products for Small Business & Home	2,928,150
80,000	Nice Systems – ADR (Israel) (a) Audio & Video Recording Solutions	2,483,200
85,000	Zebra Technologies (a) Bar Code Printers	2,410,600
		29,248,558
	Financial Processors – 2.0%
461,000	Global Payments Credit Card Processor	24,829,460
	Gaming Equipment & Services – 1.3%
400,000	Bally Technologies (a) Slot Machines & Software	16,516,000
	Internet Related – 1.1%
617,000	Switch & Data Facilities (a) Network Neutral Data Centers	12,469,570
875,000	TheStreet.com Financial Information Websites	2,100,000
		14,569,570
	Computer Services – 1.1%
275,000	SRA International (a) Government IT Services	5,252,500
248,704	ExlService Holdings (a) Business Process Outsourcing	4,516,465
753,000	RCM Technologies (a)(c) Technology & Engineering Services	1,867,440
634,500	Hackett Group (a) IT Integration & Best Practice Research	1,763,910
		13,400,315
	Contract Manufacturing – 0.6%
165,000	Plexus (a) Electronic Manufacturing Services	4,702,500

Number of Shares		Value
250,000	Sanmina-SCI (a) Electronic Manufacturing Services	$2,757,500
		7,460,000
	Business Information & Marketing Services – 0.5%
443,200	Navigant Consulting (a) Financial Consulting Firm	6,585,952
	Radio – 0.3%
561,900	Salem Communications (a) Radio Stations for Religious Programming	3,365,781
515,000	Spanish Broadcasting System (a) Spanish Language Radio Stations	401,700
		3,767,481
	TV Broadcasting – 0.2%
880,000	Entravision Communications (a) Spanish Language TV & Radio Stations	2,992,000
	CATV – 0.1%
335,000	Mediacom Communications (a) Cable Television Franchises	1,497,450
	Total Information	445,406,566
	Consumer Goods & Services – 16.3%
	Retail – 6.1%
380,000	Urban Outfitters (a) Apparel & Home Specialty Retailer	13,296,200
420,000	lululemon athletica (a) Premium Active Apparel Retailer	12,642,000
350,000	Abercrombie & Fitch Teen Apparel Retailer	12,197,500
223,000	J Crew Group (a) Multi-channel Branded Retailer	9,977,020
696,000	Chico's FAS (a) Women's Specialty Retailer	9,778,800
800,000	Saks (a) Luxury Department Store Retailer	5,248,000
479,000	Talbots (a)(b) Women's Specialty Retailer	4,267,890
616,000	Charming Shoppes (a) Women's Specialty Plus Size Apparel Retailer	3,985,520

See accompanying notes to financial statements.
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Wanger USA 2009 Annual Report

Wanger USA

Statement of Investments December 31, 2009

Number of Shares		Value
	Retail – 6.1% (cont)
160,000	AnnTaylor Stores (a) Women's Apparel Retailer	$2,182,400
50,000	Gymboree (a) Children's Apparel Specialty Retailer	2,174,500
150,000	Gaiam (a) Healthy Living Catalogs & E-Commerce	1,153,500
16,100	Rue21 (a) Fashion Value Apparel Retailer	452,249
		77,355,579
	Travel – 2.7%
750,000	Gaylord Entertainment (a)(b) Convention Hotels	14,812,500
797,900	Avis Budget Group (a) Second Largest Car Rental Company	10,468,448
750,000	Hertz (a) Largest U.S. Rental Car Operator	8,940,000
		34,220,948
	Apparel – 1.7%
459,000	Coach Designer & Retailer of Branded Leather Accessories	16,767,270
268,745	True Religion Apparel (a) Premium Denim	4,969,095
		21,736,365
	Educational Services – 1.4%
151,000	ITT Educational Services (a) Post-secondary Degree Services	14,489,960
310,000	SkillSoft – ADR (a) Web-based Learning Solutions (E-Learning)	3,248,800
		17,738,760
	Furniture & Textiles – 1.2%
1,065,000	Knoll Office Furniture	11,001,450
310,000	Herman Miller Office Furniture	4,953,800
		15,955,250
	Other Durable Goods – 0.8%
272,184	Cavco Industries (a) Manufactured Homes	9,776,849

Number of Shares		Value
	Consumer Goods Distribution – 0.6%
433,500	Pool Distributor of Swimming Pool Supplies & Equipment	$8,271,180
	Casinos & Gaming – 0.4%
555,000	Pinnacle Entertainment (a) Regional Casino Operator	4,983,900
	Other Consumer Services – 0.4%
179,000	Lifetime Fitness (a) Sport & Fitness Club Operator	4,462,470
	Nondurables – 0.3%
144,000	Jarden Branded Household Products	4,451,040
	Leisure Products – 0.3%
140,000	Thor Industries RV & Bus Manufacturer	4,396,000
	Food & Beverage – 0.3%
91,100	Diamond Foods Culinary Ingredients & Snack Foods	3,237,694
	Restaurants – 0.1%
40,000	P.F. Chang's China Bistro (a)(b) Mandarin Style Restaurants	1,516,400
	Total Consumer Goods & Services	208,102,435
	Finance – 13.8%
	Banks – 4.6%
935,083	Valley National Bancorp (b) New Jersey/New York Bank	13,212,723
478,100	MB Financial Chicago Bank	9,428,132
689,700	TCF Financial Great Lakes Bank	9,393,714
404,479	Lakeland Financial Indiana Bank	6,977,263
124,700	SVB Financial Group (a) Bank to Venture Capitalists	5,198,743
437,000	Pacific Continental Pacific N.W. Bank	4,999,280

See accompanying notes to financial statements.
8

Wanger USA 2009 Annual Report

Wanger USA

Statement of Investments December 31, 2009

Number of Shares		Value
	Banks – 4.6% (cont)
300,000	Wilmington Trust Delaware Trust Bank	$3,702,000
500,000	First Busey Illinois Bank	1,945,000
155,600	Associated Banc-Corp Midwest Bank	1,713,156
851,451	Guaranty Bancorp (a) Colorado Bank	1,123,915
181,582	Green Bankshares (b) Tennessee Bank	644,616
		58,338,542
	Finance Companies – 4.1%
1,142,400	AmeriCredit (a) Auto Lending	21,751,296
359,000	McGrath Rentcorp Temporary Space & IT Rentals	8,027,240
189,800	World Acceptance (a) Personal Loans	6,800,534
625,000	H&E Equipment Services (a) Heavy Equipment Leasing	6,556,250
185,000	GATX Rail Car Lessor	5,318,750
80,000	Aaron's Rent to Own	2,218,400
230,000	CAI International (a) International Container Leasing	2,076,900
		52,749,370
	Brokerage & Money Management – 2.2%
642,000	SEI Investments Mutual Fund Administration & Investment Management	11,247,840
280,000	Eaton Vance Specialty Mutual Funds	8,514,800
750,000	MF Global (a) Futures Broker	5,212,500
155,000	Investment Technology Group (a) Electronic Trading	3,053,500
		28,028,640

Number of Shares		Value
	Insurance – 1.8%
376,000	Leucadia National (a) Insurance Holding Company	$8,945,040
18,000	Markel (a) Specialty Insurance	6,120,000
64,000	Navigators Group (a) Specialty Insurance	3,015,040
120,000	Tower Group Commercial & Personal Lines Insurance	2,809,200
110,000	Delphi Financial Group Workers Compensation & Group Employee Benefit Products & Services	2,460,700
		23,349,980
	Savings & Loans – 1.1%
600,000	ViewPoint Financial Texas Thrift	8,646,000
238,079	Berkshire Hills Bancorp Northeast Thrift	4,923,474
60,272	Provident New York Bancorp New York State Thrift	508,696
42,455	K-Fed Bancorp (b) Los Angeles Savings & Loan	373,179
		14,451,349
	Total Finance	176,917,881
	Industrial Goods & Services – 11.9%
	Machinery – 9.1%
640,000	Ametek Aerospace/Industrial Instruments	24,473,600
365,100	Nordson Dispensing Systems for Adhesives & Coatings	22,336,818
442,000	Donaldson Industrial Air Filtration	18,802,680
452,300	ESCO Technologies Automatic Electric Meter Readers	16,214,955
485,000	Pentair Pumps & Water Treatment	15,665,500
235,000	Oshkosh Specialty Truck Manufacturer	8,702,050

See accompanying notes to financial statements.
9

Wanger USA 2009 Annual Report

Wanger USA

Statement of Investments December 31, 2009

Number of Shares		Value
	Machinery – 9.1% (cont)
195,000	MOOG (a) Motion Control Products for Aerospace, Defense & Industrial Markets	$5,699,850
168,200	Mine Safety Appliances Safety Equipment	4,462,346
		116,357,799
	Industrial Materials & Specialty Chemicals – 1.0%
250,000	Albany International Paper Machine Clothing & Advanced Textiles	5,615,000
255,000	Drew Industries (a) RV & Manufactured Home Components	5,265,750
60,000	Albemarle Refinery Catalysts & Other Specialty Chemicals	2,182,200
		13,062,950
	Steel – 0.7%
540,000	GrafTech International (a) Industrial Graphite Materials Producer	8,397,000
	Electrical Components – 0.4%
145,000	Acuity Brands Commercial Lighting Fixtures	5,167,800
	Outsourcing Services – 0.3%
149,000	Quanta Services (a) Electrical & Telecom Construction Services	3,105,160
	Water – 0.2%
550,000	Mueller Water Products Fire Hydrants, Valves & Ductile Iron Pipes	2,860,000
	Construction – 0.2%
240,000	M/I Homes (a) Columbus-based Home Builder	2,493,600
	Total Industrial Goods & Services	151,444,309
	Energy & Minerals – 9.8%
	Oil Services – 6.0%
530,000	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	30,655,200
784,000	Atwood Oceanics (a) Offshore Drilling Contractor	28,106,400

Number of Shares		Value
177,000	Bristow (a) Largest Provider of Helicopter Services to Offshore Oil & Gas Producers	$6,805,650
95,000	Oceaneering International (a) Provider of Sub-sea Services & Manufactured Products	5,559,400
203,125	Exterran Holdings (a) Natural Gas Compressor Rental & Fabrication	4,357,031
108,700	Tesco (a) Developing New Well Drilling Technologies	1,403,317
		76,886,998
	Oil & Gas Producers – 3.3%
570,000	Carrizo Oil & Gas (a) Oil & Gas Producer	15,099,300
230,000	Ultra Petroleum (a) Oil & Gas Producer	11,467,800
156,000	Southwestern Energy (a) Oil & Gas Producer	7,519,200
265,000	Quicksilver Resources (a) Natural Gas & Coal Steam Gas Producer	3,977,650
88,000	Equitable Resources Natural Gas Producer & Utility	3,864,960
		41,928,910
	Mining – 0.5%
50,000	Core Laboratories (Netherlands) Oil & Gas Reservoir Consulting	5,906,000
143,400	PolyMet Mining (a) Copper & Nickel Miner	438,804
		6,344,804
	Total Energy & Minerals	125,160,712
	Health Care – 8.0%
	Biotechnology & Drug Delivery – 3.8%
274,000	Human Genome Sciences (a) Biotech Focused on HCV, Inflammation & Cancer	8,384,400
188,000	Acorda Therapeutics (a) Biopharma Company Focused on Nervous Disorder Drugs	4,741,360
157,000	Auxilium Pharmaceuticals (a) Biotech Focused on Niche Disease Areas	4,706,860

See accompanying notes to financial statements.
10

Wanger USA 2009 Annual Report

Wanger USA

Statement of Investments December 31, 2009

Number of Shares		Value
	Biotechnology & Drug Delivery – 3.8% (cont)
457,300	Seattle Genetics (a) Antibody-based Therapies for Cancer	$4,646,168
244,000	BioMarin (a) Biotech Focused on Orphan Diseases	4,589,640
71,000	United Therapeutics (a) Biotech Focused on Rare Diseases	3,738,150
540,000	Allos Therapeutics (a) Cancer Drug Development	3,547,800
361,000	Nektar Therapeutics (a) Drug Delivery Technologies	3,364,520
81,000	AMAG Pharmaceuticals (a) Biotech Focused on Niche Diseases	3,080,430
102,500	Myriad Genetics (a) Genetic Diagnostics	2,675,250
500,000	NPS Pharmaceuticals (a) Orphan Drugs & Healthy Royalties	1,700,000
119,500	InterMune (a) Drugs for Pulmonary Fibrosis & Hepatitis C	1,558,280
215,000	Micromet (a)(b) Next-generation Antibody Technology	1,431,900
738,060	Medicure - Warrants (a)(d) Cardiovascular Biotech Company	7,381
100,000	IsoRay - Warrants (a)(d) Radiology Cancer Company	2,000
25,000	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	1,250
12,886	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d) High Throughput Rational Drug Design	644
		48,176,033
	Medical Equipment & Devices – 2.1%
235,000	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	11,472,700
134,000	Illumina (a) Leading Tools & Service Provider for Genetic Analysis	4,107,100
85,000	Orthofix International (a) Bone Fixation & Stimulation Devices	2,632,450
80,000	Sirona Dental Systems (a) Manufacturer of Dental Equipment	2,539,200
100,000	American Medical Systems (a) Medical Devices to Treat Urological Conditions	1,929,000

Number of Shares		Value
44,500	Gen-Probe (a) Molecular In-vitro Diagnostics	$1,909,050
35,000	Kinetic Concepts (a) Wound Healing & Tissue Repair Products	1,317,750
191,200	Nanosphere (a) Molecular Diagnostics Company with Best of Breed Platform	1,231,328
		27,138,578
	Health Care Services – 1.2%
362,465	PSS World Medical (a) Distributor of Medical Supplies	8,180,835
115,000	Psychiatric Solutions (a) Behavioral Health Services	2,431,100
40,000	Mednax (a) Physician Management for Pediatric & Anesthesia Practices	2,404,400
285,000	eResearch Technology (a) Clinical Research Services	1,712,850
		14,729,185
	Medical Supplies – 0.7%
291,000	Cepheid (a) Molecular Diagnostics	3,631,680
145,000	Immucor (a) Automated Blood Typing Reagents	2,934,800
53,000	Idexx Laboratories (a)(b) Diagnostic Equipment & Services for Veterinarians	2,832,320
		9,398,800
	Pharmaceuticals – 0.2%
51,000	Cephalon (a) Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology	3,182,910
	Total Health Care	102,625,506
	Other Industries – 4.8%
	Real Estate – 4.0%
405,000	SL Green Realty Manhattan Office Buildings	20,347,200
276,797	Macerich Regional Shopping Malls	9,950,852

See accompanying notes to financial statements.
11

Wanger USA 2009 Annual Report

Wanger USA

Statement of Investments December 31, 2009

Number of Shares		Value
	Real Estate – 4.0% (cont)
1,450,000	Kite Realty Group Community Shopping Centers	$5,901,500
100,000	Digital Realty Trust Technology-focused Office Buildings	5,028,000
85,000	Corporate Office Properties Office Buildings	3,113,550
90,000	American Campus Communities Student Housing	2,529,000
196,000	Extra Space Storage Self Storage Facilities	2,263,800
120,000	BioMed Realty Trust Life Science-focused Office Buildings	1,893,600
		51,027,502
	Transportation – 0.8%
160,000	JB Hunt Transport Services Truck & Intermodal Carrier	5,163,200
235,000	Heartland Express Regional Trucker	3,588,450
180,000	Rush Enterprises, Class A (a) Truck Sales & Services	2,140,200
		10,891,850
	Total Other Industries	61,919,352
Total Equities (Cost: $996,931,961) – 99.5%		1,271,576,761
Securities Lending Collateral – 0.8%
10,141,172	Dreyfus Government Cash Management Fund (7 day yield of 0.000%) (e)	10,141,172
Total Securities Lending Collateral (Cost: $10,141,172)		10,141,172

Principal Amount		Value
Short-Term Obligation – 0.6%
	Repurchase Agreement – 0.6%
$7,316,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/09, due 1/04/10 at 0.00%, collateralized by a U.S. Government Agency obligation, maturing 9/17/10, market value $7,464,153 (repurchase proceeds $7,316,000)	$7,316,000
Total Short-Term Obligation (Cost: $7,316,000)		7,316,000
Total Investments (Cost: $1,014,389,133) – 100.9% (f)		1,289,033,933
Obligation to Return Collateral for Securities Loaned – (0.8)%		(10,141,172)
Cash and Other Assets Less Liabilities – (0.1)%		(1,739,237)
Total Net Assets – 100.0%		$1,277,153,524

  Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2009. The total market value of Fund securities on loan at December 31, 2009 was $9,736,279.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2009, are as follows:

Affiliates	Balance of Shares Held at 12/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held at 12/31/09	Value	Dividend
RCM Technologies	753,000	—	—	753,000	$1,867,440	$—
Cavco Industries*	288,400	50,000	66,216	272,184	9,776,849	—
	1,041,400	50,000	66,216	1,025,184	$11,644,289	$—

*  At December 31, 2009, the Fund owned less than five percent of the company's outstanding voting shares.

The aggregate cost and value of these companies at December 31, 2009, were $14,060,664 and $11,644,289, respectively. Investments in affiliated companies represented 0.91% of total net assets at December 31, 2009.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2009, the market value of these securities amounted to $11,275, which represented less than 0.01% of total net assets.

See accompanying notes to financial statements.
12

Wanger USA 2009 Annual Report

Wanger USA

Statement of Investments December 31, 2009

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
IsoRay – Warrants	3/21/07	100,000	$—	$2,000
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	25,000	1,000,000	1,250
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	12,886	37,369	644
Medicure – Warrants	12/22/06	738,060	—	7,381
			$1,037,369	$11,275

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At December 31, 2009, for federal income tax purposes, cost of investments was $1,015,625,799, and net unrealized appreciation was $273,408,134, consisting of gross unrealized appreciation of $434,912,950 and gross unrealized depreciation of $161,504,816.

ADR = American Depositary Receipts

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$445,406,566	$—	$—	$445,406,566
Consumer Goods & Services	208,102,435	—	—	208,102,435
Finance	176,917,881	—	—	176,917,881
Industrial Goods & Services	151,444,309	—	—	151,444,309
Energy & Minerals	125,160,712	—	—	125,160,712
Health Care	102,614,231	9,381	1,894	102,625,506
Other Industries	61,919,352	—	—	61,919,352
Total Equities	$1,271,565,486	$9,381	$1,894	$1,271,576,761
Total Securities Lending Collateral	10,141,172	—	—	10,141,172
Total Short-Term Obligation	—	7,316,000	—	7,316,000
Total Investments	$1,281,706,658	$7,325,381	$1,894	$1,289,033,933

The following table reconciles asset balances for the twelve-month period ending December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Equities Health Care	$5,683	$—	$—	$(3,789)	$—	$—	$1,894
	$5,683	$—	$—	$(3,789)	$—	$—	$1,894

The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs during the current fiscal period.

The change in unrealized appreciation (depreciation) attributed to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to ($3,789). This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, the Fund held investments in the following sectors:

Sector (Unaudited) Percentage of	Net Assets
Information	34.9
Consumer Goods & Services	16.3
Finance	13.8
Industrial Goods & Services	11.9
Energy & Minerals	9.8
Health Care	8.0
Other Industries	4.8
99.5
Securities Lending Collateral	0.8
Short-Term Obligation	0.6
Obligation to Return Collateral for Securities Loaned	(0.8)
Cash and Other Assets less Liabilities	(0.1)
100.0

See accompanying notes to financial statements.
13

Wanger USA 2009 Annual Report

Statement of Assets and Liabilities
December 31, 2009

Assets:
Unaffiliated investments, at cost	$1,000,328,469
Affiliated investments, at cost (See Note 4)	14,060,664
Unaffiliated investments, at value (including securities on loan of $9,736,279)	$1,277,389,644
Affiliated investments, at value (See Note 4)	11,644,289
Cash	746
Receivable for:
Investments sold	3,539,691
Fund shares sold	5,338
Securities lending income	3,968
Dividends	565,005
Trustees' deferred compensation plan	103,903
Other assets	7,649
Total Assets	1,293,260,233
Liabilities:
Collateral on securities loaned	10,141,172
Payable for:
Investments purchased	406,069
Fund shares repurchased	4,310,394
Investment advisory fee	904,987
Administration fee	52,984
Transfer agent fee	58
Trustees' fees	25
Custody fee	4,669
Reports to shareholders	139,104
Chief compliance officer expenses	2,431
Trustees' deferred compensation plan	103,903
Other liabilities	40,913
Total Liabilities	16,106,709
Net Assets	$1,277,153,524
Composition of Net Assets:
Paid-in capital	$1,073,077,362
Accumulated net investment loss	(145,168)
Accumulated net realized loss	(70,423,470)
Net unrealized appreciation on investments	274,644,800
Net Assets	$1,277,153,524
Fund Shares Outstanding	46,521,887
Net asset value, offering price and redemption price per share	$27.45

Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Dividends (net foreign taxes withheld of $195)	$7,189,984
Securities lending income	76,020
Interest income	15,877
Total Investment Income	7,281,881
Expenses:
Investment advisory fee	9,050,265
Administration fee	528,290
Transfer agent fee	693
Trustees' fees	82,633
Custody fee	50,729
Chief compliance officer expenses (See Note 4)	46,797
Other expenses (See Note 5)	558,448
Total Expenses	10,317,855
Custody earnings credit	(2)
Net Expenses	10,317,853
Net Investment Loss	(3,035,972)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on:
Unaffiliated investments	(2,149,140)
Affiliated investments (See Note 4)	(484,084)
Net realized loss	(2,633,224)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	396,200,017
Affiliated investments (See Note 4)	2,245,347
Net change in unrealized appreciation (depreciation) on investments	398,445,364
Net Gain	395,812,140
Net Increase in Net Assets from Operations	$392,776,168

See accompanying notes to financial statements.
14

Wanger USA 2009 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2009	2008 (a)
Operations:
Net investment loss	$(3,035,972)	$(3,581,826)
Net realized loss on:
Unaffiliated investments	(2,149,140)	(67,478,097)
Affiliated investments (See Note 4)	(484,084)	—
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	396,200,017	(548,986,214)
Affiliated investments (See Note 4)	2,245,347	(3,614,400)
Net Increase (Decrease) in Net Assets from Operations	392,776,168	(623,660,537)
Distributions to Shareholders:
From net realized gains	—	(170,275,092)
Share Transactions:
Subscriptions	67,709,638	90,782,720
Distributions reinvested	—	170,275,092
Redemptions	(135,581,347)	(202,913,271)
Net Increase (Decrease) from Share Transactions	(67,871,709)	58,144,541
Total Increase (Decrease) in Net Assets	324,904,459	(735,791,088)
Net Assets:
Beginning of period	952,249,065	1,688,040,153
End of period	$1,277,153,524	$952,249,065
Accumulated net investment loss at end of period	$(145,168)	$(52,813)

(a)  Certain items in the prior year financial statements were reclassified to conform to the current year's presentation. Such reclassifications had no effect on net income or net assets.

See accompanying notes to financial statements.
15

Wanger USA 2009 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2009	2008	2007		2006		2005
Net Asset Value, Beginning of Period	$19.30	$36.26	$36.36		$34.90		$31.37
Income from Investment Operations:
Net investment income (loss) (a)	(0.06)	(0.07)	(0.05	)(b)	(0.02)		0.09
Net realized and unrealized gain (loss) on investments	8.21	(13.16)	1.91		2.71		3.44
Total from Investment Operations	8.15	(13.23)	1.86		2.69		3.53
Less Distributions to Shareholders:
From net investment income	—	—	—		(0.08)		—
From net realized gains	—	(3.73)	(1.96)		(1.15)		—
Total Distributions to Shareholders	—	(3.73)	(1.96)		(1.23)		—
Net Asset Value, End of Period	$27.45	$19.30	$36.26		$36.36		$34.90
Total Return (c)	42.23%	(39.68)%	5.39%		7.87%		11.25	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.98%	0.96%	0.95%		0.95%		0.95%
Interest expense	—	—	—		0.00	%(f)	—
Net expenses (e)	0.98%	0.96%	0.95%		0.95%		0.95%
Net investment income (loss) (e)	(0.29)%	(0.26)%	(0.15)%		(0.07)%		0.29%
Waiver/Reimbursement	—	—	—		—		0.00	%(f)
Portfolio turnover rate	30%	22%	27%		19%		11%
Net assets, end of period (000s)	$1,277,154	$952,249	$1,688,040		$1,608,340		$1,493,695

(a)  Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Net investment loss per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  Total return at net asset value assuming all distributions are reinvested.

(d)  Had the investment advisor not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
16

Wanger USA 2009 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger USA (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

On September 29, 2009, Bank of America Corporation, the indirect parent company of Columbia Wanger Asset Management, L.P. ("CWAM"), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC ("Columbia Management") to Ameriprise Financial, Inc. The transaction ("Transaction") includes a sale of CWAM. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 18, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's valuation committee that rely on significant observable inputs are also included in level 2. Typical level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's advisor, CWAM, does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2009 by the Fund is included in the Statement of Operations.

17

Wanger USA 2009 Annual Report

Notes to Financial Statements, continued

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$2,943,617	$(1)	$(2,943,616)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

	December 31, 2009	December 31, 2008
Ordinary Income*	$—	$—
Long-Term Capital Gains	—	170,275,092

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$273,408,134

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and passive foreign investment company ("PFIC") adjustments.

The following capital loss carryforwards, determined as of December 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$48,548,576
2017	15,575,489
Total	64,124,065

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2009, post-October capital losses of $5,103,988 attributed to security transactions were deferred to January 1, 2010.

18

Wanger USA 2009 Annual Report

Notes to Financial Statements, continued

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Under the Fund's investment advisory agreement, management fees are accrued daily based on the Fund's average daily net assets and paid monthly to CWAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

For the year ended December 31, 2009, the Fund's effective investment advisory fee rate was 0.86% of average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates.

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2009, the Fund's effective administration fee rate was 0.05% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of BOA, the responsibility for certain administrative services.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation from the Fund for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2009, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented in the Notes to the Statement of Investments on page 12.

During the year ended December 31, 2009, the Fund engaged in purchase and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $0 and $220,100, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 0.750%. In addition, a commitment fee of 0.12% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2009. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2010.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	3,261,189	3,920,844
Shares issued in reinvestment of dividend distributions	—	6,081,253
Less shares redeemed	(6,075,892)	(7,219,133)
Net increase (decrease) in shares outstanding	(2,814,703)	2,782,964

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2009 were $313,418,402 and $358,810,246, respectively.

8.  Legal Proceedings

CWAM, Columbia Acorn Trust, (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia

19

Wanger USA 2009 Annual Report

Notes to Financial Statements, continued

Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that Columbia Acorn Trust and CWAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of that fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value (NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of the Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

Columbia Acorn Funds and CWAM intend to defend these suits vigorously. CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Fund.

20

Wanger USA 2009 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger USA:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger USA (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2010

21

Wanger USA 2009 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. Each trustee may serve a term of unlimited duration. The Trust's bylaws generally require that trustees retire at the end of the calendar year in which they attain 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, and other directorships they hold are shown below. Each trustee serves in such capacity for each of the four series of the Trust and each of the six series of Columbia Acorn Trust.

The business address of each trustee and officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe, Suite 3000, Chicago, Illinois 60606. The Fund's Statement of Additional Information includes additional information about the Fund's trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
888-4-WANGER (888-492-6437)

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2009	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 44, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director–Investment Banking, J.P. Morgan Chase & Co. (broker/ dealer) 2002-2007.	10	Columbia Acorn Trust.

Michelle L. Collins, 49, Trustee	2008	President, Cambium LLC (financial advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Columbia Acorn Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer).

Maureen M. Culhane, 61, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment advisor), 2005-2007, and Vice President (Consultant)-Strategic Relationship Management, Goldman Sachs AG, 1999-2005.	10	Columbia Acorn Trust.

Margaret M. Eisen, 56, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	10	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) (until June 2009).

Jerome Kahn, Jr., 75,(1) Trustee	1987	Portfolio manager and stock analyst; formerly, President, William Harris Investors, Inc. (investment advisor).	10	Columbia Acorn Trust.

Steven N. Kaplan, 50, Trustee and Vice Chairman of the Board	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

22

Wanger USA 2009 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2009	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
David C. Kleinman, 74, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Columbia Acorn Trust; Sonic Foundry, Inc. (rich media systems and software).

Allan B. Muchin, 73, Trustee	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust.

James A. Star, 48, Trustee and Chairman of the Board	2006	President, Longview Asset Management LLC (investment advisor) since 2003; Director, Traush Industries (privately-owned manufacturer of refrigeration parts and products).	10	Columbia Acorn Trust.

John A. Wing, 74, Trustee	2002	Partner, Dancing Lion Partners (investment firm); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly, Chairman of the Board and Chief Executive Officer, ABN-AMRO Inc. (formerly named The Chicago Corporation, a financial services firm) and Chief Executive Officer, Market Liquidity Network, LLC.	10	Columbia Acorn Trust; First Chicago Bank and Trust; First Chicago Bancorp.

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 56, Trustee and President (2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors since 1978.	10	Columbia Acorn Trust.

Ralph Wanger, 75, Trustee (3)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	10	Columbia Acorn Trust.

Officers of Wanger Advisors Trust:

Ben Andrews, 43, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	10	None.

Michael G. Clarke, 40, Assistant Treasurer	2004	Senior Vice President and Chief Financial Officer of certain Columbia Funds since January 2009; Treasurer of certain Columbia Funds from June 2008 to January 2009; Deputy Treasurer of certain Columbia Funds since June 2008; Chief Accounting Officer and Assistant Treasurer, the Columbia Funds, October 2004 to May 2008; Director of Fund Administration, Columbia Management Advisors, LLC, since January 2006; Managing Director, Columbia Management Advisors, LLC, September 2004-December 2005.	10	None.

Jeffrey Coleman, 40, Assistant Treasurer	2006	Treasurer of certain Columbia Funds since June 2008; Director of Fund Administration, CWAM, since January 2006; Fund Controller, CWAM or its predecessors, October 2004-January 2006.	10	None.

P. Zachary Egan, 41, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None.

Peter T. Fariel, 52, Assistant Secretary	2006	Associate General Counsel, Bank of America Corporation, since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None.

23

Wanger USA 2009 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2009	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
John Kunka, 39, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005-May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None.

Joseph C. LaPalm, 40, Vice President	2006	Chief Compliance Officer, CWAM, since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None.

Bruce H. Lauer, 52, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Funds, PLC.	10	None.

Louis J. Mendes III, 45, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	10	None.

Robert A. Mohn, 48, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None.

Christopher J. Olson, 45, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None.

Robert P. Scales, 57, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None.

Linda Roth-Wiszowaty, 40, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None.

(1)  Mr. Kahn retired at the end of calendar year 2009.

(2)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(3)  Mr. Wanger is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because, as of December 31, 2009, he owned securities issued by a controlling person of CWAM and was a consultant to CWAM within the most recently completed five fiscal years.

24

Wanger USA 2009 Annual Report

Columbia Wanger Funds

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Advisor

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

K&L Gates LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member FINRA and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Wanger Asset Management, L.P. ("CWAM") is an SEC-registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiafunds.com approximately 30 days after each month-end.

25

Columbia Wanger Funds

0L2568A

SHC-42/30134-1209 10/X6T1B6

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Laura M. Born, Michelle L. Collins and David C. Kleinman, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Ms. Born, Ms. Collins and Mr. Kleinman are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$91,500	$91,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$7,000	$7,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2009 and 2008, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2009 and December 31, 2008, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$14,500	$14,600

Tax Fees incurred in both fiscal years 2009 and 2008 relate to the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2009 and December 31, 2008, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 are as follows:

2009	2008
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$67,900	$136,100

In both fiscal years 2009 and 2008, All Other Fees consist of professional services rendered for internal control reviews of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2009 and December 31, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2009 and December 31, 2008 are approximately as follows:

2009	2008
$89,400	$157,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 19, 2010

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	February 19, 2010